UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21346

Name of Fund:  BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Muni New

York Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2019

Date of reporting period: 07/31/2019

Item 1 – Report to Stockholders

JULY 31, 2019

ANNUAL REPORT

BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

BlackRock MuniYield Arizona Fund, Inc. (MZA)

BlackRock MuniYield California Fund, Inc. (MYC)

BlackRock MuniYield Investment Fund (MYF)

BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended July 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as restrained inflation and weak economic growth led the U.S. Federal Reserve (the “Fed”) to stop raising interest rates, which led to broad-based optimism that stimulative monetary policy could help forestall a recession. Refer to each Fund’s performance section for detailed information on market price and net asset value based returns.

After the dust settled, the U.S. equity and bond markets posted mixed returns while weathering significant volatility. Less volatile U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets, international developed, and U.S. small cap — posted relatively flat returns.

Fixed-income securities delivered modest positive returns with relatively low volatility, as interest rates declined (and bond prices rose). Longer-term U.S. Treasury yields declined further than short-term Treasury yields. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Investment grade and high yield corporate bonds also posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil. These risks manifested in a broad-based sell-off in December, leading to the worst December performance on record since 1931.

Volatility also rose in emerging markets, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, particularly in mainland China, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe and ongoing uncertainty about Brexit led to modest performance for European equities.

As equity performance faltered and global economic growth slowed, the Fed shifted to a more patient perspective on the economy in January 2019. The Fed left interest rates unchanged for six months, then lowered interest rates for the first time in 11 years in July 2019. Similarly, the European Central Bank signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world. Hopes continued to remain high thereafter, as the current economic expansion became the longest in U.S. history. Looking ahead, markets are pricing in additional rate cuts by the Fed over the next year, as investors anticipate a steady shift toward more stimulative monetary policy.

We expect a slowing expansion with additional room to run, as opposed to an economic recession. However, escalating trade tensions and the resulting disruptions in global supply chains have become the greatest risk to the global expansion.

We believe U.S. and emerging market equities remain relatively attractive. Within U.S. equities, companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. For bonds, U.S. Treasuries are likely to help buffer against volatility in risk assets, while income from other types of bonds can continue to offer steady returns.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.32%	7.99%
U.S. small cap equities (Russell 2000® Index)	5.76	(4.42)
International equities (MSCI Europe, Australasia, Far East Index)	5.64	(2.60)
Emerging market equities (MSCI Emerging Markets Index)	0.44	(2.18)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.23	2.34
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	6.68	11.16
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.23	8.08
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.98	6.93
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.78	6.91
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended July 31, 2019

Municipal Market Conditions

Municipal bonds posted strong total returns during the period, buoyed by rallying interest rates as the Fed turned more dovish late in 2018 on the back of slowing global growth and trade uncertainties, indicated by a commitment to sustain the current economic expansion, and ultimately cut interest rates for the first time since 2008 at its July meeting.

Outside of the favorable rate backdrop, municipal technicals remained incredibly supportive with strong demand outpacing moderate supply. Broadly, investors favored the tax-exempt income, diversification, quality, and value of municipal bonds given that tax reform ultimately lowered the top individual tax rate just 2.6% while eliminating deductions. During the 12 months ended July 31, 2019, municipal bond funds experienced net inflows of approximately $47 billion (based on data from the Investment Company Institute), although they displayed some bouts of volatility. For the same 12-month period, total	S&P Municipal Bond Index Total Returns as of July 31, 2019 6 months: 4.98% 12 months: 6.93%

new issuance underwhelmed from a historical perspective at just $324 billion (below the $370 billion issued in the prior 12-month period), a direct result of the elimination of advanced refundings through the 2017 Tax Cuts and Jobs Act. This transitioned the market to a favorable net negative supply environment in which reinvestment income (coupons, calls, and maturities) largely outstripped gross issuance and provided a powerful technical tailwind.

A Closer Look at Yields

From July 31, 2018 to July 31, 2019, yields on AAA-rated 30-year municipal bonds decreased by 77 basis points (“bps”) from 3.01% to 2.24%, while ten-year rates decreased by 93 bps from 2.45% to 1.52% and five-year rates decreased by 86 bps from 1.97% to 1.11% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 38 bps of flattening between two- and ten-year maturities.

During the same time period, tax-exempt municipal bonds outperformed duration matched U.S. Treasuries, resulting in stretched relative valuations across the curve. However, we believe the impact of tax reform reset the standard for municipal-to-Treasury ratios. Given that the corporate tax rate was lowered much more than the individual rate, institutions now have less incentive to own tax-exempt municipal bonds, while individuals are more incentivized. In a more retail-driven market, lower ratios are likely sustainable as individuals are focused on generating tax-free income and less concerned with relative valuations. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized problems among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — continue to exhibit improved credit fundamentals. However, several states with the largest unfunded pension liabilities are faced with elevated borrowing costs and difficult budgetary decisions. Across the country on the local level, property values support credit stability. S&P Global Inc.’s decision to remove its “negative” outlook on New Mexico underscores the improvement in state finances as it was the only remaining state with the designation. Revenue bonds continue to drive performance as investors continue to seek higher yield bonds in the tobacco sector. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of July 31, 2019 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Funds’ intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares” or “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni New York Intermediate Duration Fund, Inc.’s (MNE) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from U.S. federal income tax and New York State and New York City personal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income tax (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with a duration of three to ten years. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MNE
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of July 31, 2019 ($14.45)(a)	3.32%
Tax Equivalent Yield(b)	6.59%
Current Monthly Distribution per Common Share(c)	$0.0400
Current Annualized Distribution per Common Share(c)	$0.4800
Leverage as of July 31, 2019(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 49.62%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MNE(a)(b)	19.75%	8.55%
Lipper Intermediate Municipal Debt Funds(c)	10.51	6.45

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

New York municipal bonds trailed the national market by a narrow margin, as their slightly lower average duration (interest-rate sensitivity) was a small headwind for relative performance. New York municipal bonds also have a lower yield than the national index since they are typically of higher average credit quality.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The Fund also benefited from its positions in bonds with maturities of ten to 18 years given the strength in this segment of the yield curve. At the sector level, local tax-backed and transportation issues were key contributors. The Fund further benefited from its positions in BBB rated and non-investment grade securities, which outperformed higher-quality credits.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock Muni New York Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.45	$12.57	14.96%	$14.72	$12.01
Net Asset Value	15.61	14.98	4.21	15.61	14.50

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Education	24%	22%
County/City/Special District/School District	22	22
Transportation	18	18
State	10	15
Health	10	10
Utilities	7	6
Corporate	4	4
Tobacco	3	2
Housing	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	3%
2020	5
2021	13
2022	4
2023	13

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	7%	13%
AA/Aa	41	40
A	29	27
BBB/Baa	13	13
BB/Ba	2	1
B/B	1	—
N/R	7	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	7

Fund Summary as of July 31, 2019	BlackRock MuniYield Arizona Fund, Inc.

Fund Overview

BlackRock MuniYield Arizona Fund, Inc.’s (MZA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Arizona income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Arizona income taxes. Under normal market conditions, the Fund expects to invest at least 75% of its assets in municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MZA
Initial Offering Date	October 29, 1993
Yield on Closing Market Price as of July 31, 2019 ($14.03)(a)	3.68%
Tax Equivalent Yield(b)	6.73%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of July 31, 2019(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 45.30%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MZA(a)(b)	1.38%	9.62%
Lipper Other States Municipal Debt Funds(c)	13.72	8.22

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

Arizona municipal bonds underperformed the national market during the period. The shortfall was largely attributable to the shorter average duration of the Arizona index, which stems from the conservative debt issuance in the state. (Duration is a measure of interest rate sensitivity.) Arizona’s economy continued to improve and diversify, and it benefited from its status as a low-tax alternative to coastal states. Additionally, the budget for the 2020 fiscal year is forecast to end with a small surplus. The state’s financial reserves are somewhat thin, however, and certain voter-approved initiatives and constitutional provisions restrict the government’s ability to raise revenue or cut major portions of the budget.

The Fund’s use of leverage aided its results by enhancing income and amplifying the effect of the rising market. Allocations to longer-term issues added value, since bonds with maturities of ten years and above generally outperformed. The Fund’s weighting in bonds rated A and below was an additional positive factor, as lower-quality issues outperformed. Positions in 4% coupon securities also contributed positively due to the relative strength in this area. The Fund further benefited from its allocations to the transportation and utility sectors.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. In addition, the loss of positions in older, higher-yielding bonds due to calls and maturities negatively impacted the Fund’s yield.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Arizona Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.03	$14.45	(2.91)%	$14.45	$11.90
Net Asset Value	14.76	14.06	4.98	14.76	13.55

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Education	28%	22%
Utilities	27	27
Health	17	12
County/City/Special District/School District	11	19
Corporate	10	12
State	4	5
Transportation	3	2
Tobacco	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (b)

Calendar Year Ended December 31,
2019	1%
2020	6
2021	9
2022	8
2023	7

(b)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	—%	4%
AA/Aa	54	58
A	24	16
BBB/Baa	6	11
BB/Ba	8	7
C	1	—
N/R	7	4

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

FUND SUMMARY	9

Fund Summary as of July 31, 2019	BlackRock MuniYield California Fund, Inc.

Fund Overview

BlackRock MuniYield California Fund, Inc.’s (MYC) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYC
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2019 ($14.11)(a)	3.66%
Tax Equivalent Yield(b)	7.97%
Current Monthly Distribution per Common Share(c)	$0.0430
Current Annualized Distribution per Common Share(c)	$0.5160
Leverage as of July 31, 2019(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.10%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYC(a)(b)	13.15%	9.34%
Lipper California Municipal Debt Funds(c)	16.62	8.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

California municipal debt slightly lagged the national index, primarily due to elevated new issuance and a reversion from the state’s outperformance in 2017 and the first half of 2018.

The Fund benefited from its position in longer-duration securities in an environment of falling yields. (Duration is a measure of interest-rate sensitivity.) The Fund’s use of leverage also added value at a time of positive market performance. At the sector level, positions in transportation, tax-backed local, school district, utility and education issues provided the strongest returns.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield California Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.11	$13.19	6.97%	$14.18	$12.21
Net Asset Value	15.62	15.11	3.38	15.62	14.52

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
County/City/Special District/School District	36%	31%
Education	20	24
Health	14	15
Transportation	12	11
State	8	8
Utilities	6	6
Tobacco	3	3
Housing	1	1
Corporate	—	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	4%
2020	6
2021	8
2022	2
2023	5

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	7%	6%
AA/Aa	72	70
A	12	16
BBB/Baa	1	2
BB/Ba	1	1
B/B(b)	—	5
C	1	—
N/R(b)	6	—

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019 and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of July 31, 2019	BlackRock MuniYield Investment Fund

Fund Overview

BlackRock MuniYield Investment Fund’s (MYF) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund primarily invests in municipal bonds that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYF
Initial Offering Date	February 28, 1992
Yield on Closing Market Price as of July 31, 2019 ($14.49)(a)	4.64%
Tax Equivalent Yield(b)	7.84%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of July 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.80%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYF(a)(b)	11.81%	7.12%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	14.23	8.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund moved from a discount to NAV to neither a premium nor discount by period end, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

The Fund’s use of leverage aided results by enhancing income and amplifying the effect of the rising market. The cost of leverage increased due to the Fed’s rate hikes, but eased somewhat late in the period in anticipation of an interest rate cut in late July.

The Fund also benefited from its position in BBB rated debt, which outperformed amid investors’ preference for lower-quality issues. At the sector level, positions in health care and transportation issues made the largest contributions.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Given that U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance. The Fund’s exposure to pre-refunded bonds, while providing income and dampening risk, limited the Fund’s results given the bonds’ low sensitivity to movements in the broader market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield Investment Fund

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$14.49	$13.69	5.84%	$14.86	$12.59
Net Asset Value	14.49	14.29	1.40	14.49	13.76

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	25%	25%
Health	20	17
County/City/Special District/School District	19	19
Utilities	10	14
Housing	9	3
State	6	7
Tobacco	5	5
Education	3	7
Corporate	3	3

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	13%
2020	11
2021	16
2022	4
2023	12

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	4%	8%
AA/Aa	42	47
A	24	21
BBB/Baa	13	10
BB/Ba	2	4
B/B	4	4
C	1	—
N/R(b)	10	6

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019, and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Fund Summary as of July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc.

Fund Overview

BlackRock MuniYield New Jersey Fund, Inc.’s (MYJ) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New Jersey personal income tax as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its total assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MYJ
Initial Offering Date	May 1, 1992
Yield on Closing Market Price as of July 31, 2019 ($15.08)(a)	4.81%
Tax Equivalent Yield(b)	9.93%
Current Monthly Distribution per Common Share(c)	$0.0605
Current Annualized Distribution per Common Share(c)	$0.7260
Leverage as of July 31, 2019(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.55%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 5.

Performance

Returns for the 12 months ended July 31, 2019 were as follows:

	Returns Based On
	Market Price	NAV
MYJ(a)(b)	17.57%	8.78%
Lipper New Jersey Municipal Debt Funds(c)	16.50	8.91

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Fund’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds produced a healthy gain in the 12-month period, largely as a result of the sharp decline in U.S. Treasury yields from November onward. (Prices and yields move in opposite directions). Government bonds were boosted by the combination of slowing economic growth and the Fed’s pivot toward a more accommodative monetary policy. Tax-exempt issues gained further support from a continued improvement in municipal finances and a favorable supply-and-demand trend in the market.

New Jersey municipal bonds benefited from positive fundamental revenue surprises and thriving investor demand, which caused yield spreads to tighten and helped the state outperform the broader, national index.

The Fund’s positions in the state tax-backed, transportation and education sectors contributed to Fund performance. The Fund’s use of leverage also aided results by enhancing income and amplifying the effect of the rising market. The Fund further benefited from its positions in bonds with maturities of 20 years and above given the outperformance of longer-term debt. Positions in BBB rated and non-investment grade securities added value, as lower-quality bonds benefited from investors’ robust appetite for higher-yielding securities.

The Fund sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields fell, as prices rose, this strategy detracted from Fund performance.

Reinvestment had an adverse effect on the Fund’s income, as the proceeds of higher-yielding bonds that matured or were called needed to be reinvested at lower prevailing rates compared to bonds that were issued ten-plus years ago in a higher interest rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2019 (continued)	BlackRock MuniYield New Jersey Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	07/31/19	07/31/18	Change	High	Low
Market Price	$15.08	$13.51	11.62%	$15.13	$12.54
Net Asset Value	16.08	15.57	3.28	16.08	15.09

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments *

SECTOR ALLOCATION

Sector	07/31/19	07/31/18
Transportation	36%	37%
County/City/Special District/School District	18	18
Education	17	15
State	9	10
Corporate	7	7
Health	6	6
Tobacco	3	3
Housing	2	3
Utilities	2	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CALL/MATURITY SCHEDULE (c)

Calendar Year Ended December 31,
2019	6%
2020	5
2021	18
2022	11
2023	7

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
*	Excludes short-term securities.

CREDIT QUALITY ALLOCATION (a)

Credit Rating	07/31/19	07/31/18
AAA/Aaa	7%	4%
AA/Aa	28	33
A	22	24
BBB/Baa	31	30
BB/Ba	6	6
CC	1	—
N/R(b)	5	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of July 31, 2019, and July 31, 2018, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and less than 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	15

Schedule of Investments July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 126.0%

New York — 122.8%

Corporate — 7.2%
Build NYC Resource Corp., Refunding RB, Pratt Paper, Inc. Project, AMT, 4.50%, 01/01/25(a)	$500	$541,525
City of New York Industrial Development Agency, Refunding RB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 07/01/22	850	923,185
New York Transportation Development Corp., ARB, Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment Project, AMT, 5.00%, 01/01/33	1,000	1,190,400
New York Transportation Development Corp., Refunding ARB, American Airlines, Inc., AMT, 5.00%, 08/01/26	1,000	1,059,230
Niagara Area Development Corp., Refunding RB, Covanta Project, Series B, 3.50%, 11/01/24(a)	1,000	1,034,620

		4,748,960

County/City/Special District/School District — 20.0%
City of Glen Cove New York, GO:
Series A, 5.00%, 01/01/25	195	228,107
Series A, 5.00%, 01/01/26	105	125,344
Refunding, 5.00%, 01/15/25	500	584,935
Refunding, 5.00%, 01/15/26	520	621,202
City of New York, GO, Refunding, Series E, 5.00%, 08/01/30	1,250	1,404,838
City of New York, GO, Sub-Series A-1, 5.00%, 08/01/33	700	794,444
City of New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium (AMBAC), 5.00%, 01/01/31	1,000	1,002,470
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured:
Subordinate Bonds, 5.00%, 02/01/34	600	727,584
Sub-Series A1, 5.00%, 08/01/33	300	372,033
City of Poughkeepsie New York, Refunding, GOL:
5.00%, 06/01/25	235	266,713
5.00%, 06/01/31	265	297,894
County of Nassau New York, GOL, Series A (AGM), 5.00%, 04/01/32	1,000	1,246,780
County of Nassau New York, Refunding, GOL, Series C, 5.00%, 10/01/29	500	617,580
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012:
5.75%, 02/15/21(b)	615	659,422
5.75%, 02/15/47	385	406,737
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.00%, 11/15/31	1,000	1,075,960
State of New York Dormitory Authority, RB, Haverstraw King’s Daughters Public Library, 5.00%, 07/01/26	1,015	1,090,415
Town of Oyster Bay New York, GOL, New York Public Improvement, 4.00%, 02/15/24	1,500	1,632,315

		13,154,773

Education — 38.3%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.00%, 10/01/20(b)	1,000	1,034,690
Build NYC Resource Corp., RB(a):
Inwood Academy for Leadership Charter School Project, Series A, 4.88%, 05/01/31	750	810,225
New Dawn Charter Schools Project, 5.00%, 02/01/33	500	514,010
Build NYC Resource Corp., Refunding RB:
Ethical Culture Fieldston School Project, 5.00%, 06/01/30	385	451,986
Manhattan College Project, 5.00%, 08/01/33	275	331,565
Manhattan College Project, 5.00%, 08/01/35	1,000	1,199,990
The Packer Collegiate Institute Project, 5.00%, 06/01/35	250	290,350

Security	Par (000)	Value

Education (continued)
City of New York Trust for Cultural Resources, Refunding RB, American Museum of Natural History, Series A, 5.00%, 07/01/32	$500	$580,305
Counties of Buffalo & Erie New York Industrial Land Development Corp., Refunding RB:
Buffalo State College Foundation Housing, 6.00%, 10/01/31	1,000	1,071,740
The Charter School for Applied Technologies Project, Series A, 4.50%, 06/01/27	1,000	1,102,830
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 07/01/23(b)	1,000	1,153,130
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 5.00%, 03/01/20(b)	1,000	1,023,180
County of Schenectady New York Capital Resource Corp., Refunding RB, Union College, 5.00%, 07/01/32	500	549,230
State of New York Dormitory Authority, RB:
Bid Group 3, Series A, 5.00%, 03/15/33	1,000	1,239,750
Convent of the Sacred Heart (AGM), 5.00%, 11/01/21	120	127,513
Fordham University, Series A, 5.25%, 07/01/21(b)	500	540,190
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 07/01/32	1,000	1,173,970
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 07/01/24	250	284,283
State University Dormitory Facilities, Series A, 5.00%, 07/01/33	1,000	1,247,230
Touro College & University System Obligation Group, Series A, 4.13%, 01/01/30	1,000	1,069,920
State of New York Dormitory Authority, Refunding RB:
Fordham University, 5.00%, 07/01/29	375	439,612
Fordham University, 5.00%, 07/01/30	300	351,117
Pace University, Series A, 5.00%, 05/01/27	980	1,084,772
Series B, 5.00%, 07/01/31	1,500	1,777,680
Series E, 5.25%, 03/15/33	500	603,955
Series L, 5.00%, 01/01/32	1,750	2,180,570
State University Dormitory Facilities, Series A, 5.25%, 07/01/30	1,050	1,199,656
The Culinary Institute of America, 5.00%, 07/01/28	500	542,910
Troy Capital Resource Corp., Refunding RB, 5.00%, 08/01/32	1,000	1,182,710

		25,159,069

Health — 15.5%
Build NYC Resource Corp., Refunding RB, New York Methodist Hospital Project, 5.00%, 07/01/30	500	580,635
County of Dutchess New York Industrial Development Agency, RB, Vassar Brothers Medical Center (AGC), 5.00%, 04/01/21	215	224,232
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A (AGM), 5.25%, 07/01/25	1,000	1,035,390
County of Monroe Industrial Development Corp., RB, Rochester General Hospital Project, 5.00%, 12/01/29	660	787,288
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/24	910	976,585
Remarketing, Series A, 5.00%, 11/01/30	580	620,037
Series B, 6.00%, 11/01/20(b)	205	217,683
Series B, 6.00%, 11/01/30	35	36,815
County of Westchester New York Local Development Corp., Refunding RB:
Kendal On Hudson Project, 4.00%, 01/01/23	250	264,240
Kendal On Hudson Project, 5.00%, 01/01/28	875	973,420
Westchester Medical Center, 5.00%, 11/01/34	500	572,130

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health (continued)
State of New York Dormitory Authority, RB, New York University Hospitals Center, Series A, 5.00%, 07/01/20(b)	$1,000	$1,036,380
State of New York Dormitory Authority, Refunding RB:
Catholic Health System Obligation, 5.00%, 07/01/34	160	195,122
Mount Sinai Hospital Series A, 4.25%, 07/01/23	250	257,142
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/21(b)	500	534,540
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 05/01/32	1,270	1,488,796
Orange Regional Medical Center, 5.00%, 12/01/27(a)	100	121,239
Orange Regional Medical Center, 5.00%, 12/01/28(a)	200	242,114

		10,163,788

Housing — 4.0%
City of New York Housing Development Corp., RB, M/F Housing, Series B1, 5.25%, 07/01/30	500	566,180
State of New York Mortgage Agency, Refunding RB, AMT, Series 218, 3.25%, 04/01/30	1,380	1,438,457
Yonkers New York Industrial Development Agency, RB, Sacred Heart Association Project, Series A, AMT (SONYMA), 4.80%, 10/01/26	625	626,644

		2,631,281

State — 5.7%
City of New York Transitional Finance Authority Building Aid Revenue, BARB, Fiscal 2015, Series S-1, 5.00%, 07/15/37	1,140	1,331,246
State of New York Urban Development Corp., Refunding RB, Personal Income Tax, Series A, 5.00%, 03/15/35	1,990	2,378,448

		3,709,694

Tobacco — 4.9%
County of Niagara New York Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, 5.25%, 05/15/34	500	539,495
New York Counties Tobacco Trust, Refunding RB, Tobacco Settlement Pass-Through Bonds, Series B:
5.00%, 06/01/25	845	976,600
5.00%, 06/01/28	90	104,897
5.00%, 06/01/29	105	121,790
TSASC, Inc., Refunding RB, Series A:
5.00%, 06/01/30	775	910,733
5.00%, 06/01/33	500	578,365

		3,231,880

Transportation — 19.1%
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/21(b)	1,000	1,090,090
Series A-1, 5.25%, 11/15/23(b)	500	588,805
Series B, 5.25%, 11/15/33	1,000	1,159,930
Series B (NPFGC), 5.25%, 11/15/19	860	870,088
Sub-Series B-1, 5.00%, 11/15/21(b)	460	501,441
Sub-Series B-4, 5.00%, 11/15/21(b)	300	327,027
Sub-Series D-1, 5.25%, 11/15/44	225	259,101
Niagara Frontier Transportation Authority, Refunding RB, AMT, Buffalo Niagara International Airport, 5.00%, 04/01/33	375	449,884
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, Series 8, 5.00%, 12/01/20	685	703,221
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,133,440
State of New York Thruway Authority, Refunding RB, General:
Series I, 5.00%, 01/01/37	660	713,328
Series K, 5.00%, 01/01/32	1,035	1,223,825
Triborough Bridge & Tunnel Authority, RB:
Series B, 5.00%, 11/15/31	2,005	2,413,098
Series B-3, 5.00%, 11/15/33	500	598,310

Security	Par (000)	Value

Transportation (continued)
Triborough Bridge & Tunnel Authority, Refunding RB, Series A, 5.00%, 01/01/22(b)	$500	$547,565

		12,579,153

Utilities — 8.1%
Long Island Power Authority, RB, Electric System, 5.00%, 09/01/33	1,000	1,246,950
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.00%, 09/01/34	1,000	1,158,620
State of New York Environmental Facilities Corp., RB, Green Bond, Series C, 5.00%, 08/15/37	575	713,023
State of New York Environmental Facilities Corp., Refunding RB, NYC Municipal Water Finance Authority Project, 2nd Resolution, Series B, 5.00%, 06/15/31	1,000	1,070,130
Utility Debt Securitization Authority, Refunding RB, New York Restructuring, Series E, 5.00%, 12/15/32	1,000	1,155,440

		5,344,163

Total Municipal Bonds in New York		80,722,761

Puerto Rico — 3.2%

State — 3.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
CAB, 0.00%, 07/01/27(c)	2,155	1,668,659
4.50%, 07/01/34	413	425,960

		2,094,619

Total Municipal Bonds in Puerto Rico		2,094,619

Total Municipal Bonds — 126.0% (Cost — $77,458,496)		82,817,380

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 36.3%

New York — 36.3%

County/City/Special District/School District — 15.5%
City of New York, GO:
Sub-Series 1-I, 5.00%, 03/01/32	991	1,146,364
Sub-Series G-1, 5.00%, 04/01/29	750	823,320
Refunding Series E, 5.00%, 08/01/19(b)	122	122,145
Refunding Series E, 5.00%, 08/01/27	298	298,842
City of New York Convention Center Development Corp., Refunding RB, Hotel Unit Fee Secured, 5.00%, 11/15/32	3,540	4,200,741
City of New York Transitional Finance Authority Future Tax Secured Revenue, RB, Future Tax Secured Subordinate Bonds, SubSeries B-1, 5.00%, 08/01/36	3,001	3,598,146

		10,189,558

State — 8.0%
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	990	1,172,991
State of New York Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/36(e)	1,995	2,396,813
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 03/15/32	1,499	1,686,790

		5,256,594

Transportation — 10.2%
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.00%, 11/15/39	3,510	4,009,473
Metropolitan Transportation Authority, Refunding RB, Series B, 5.25%, 11/15/19(b)	749	758,329
Port Authority of New York & New Jersey, Refunding ARB:
178th Series, AMT, 5.00%, 12/01/32	991	1,123,229
Consolidated, Series 169th, 5.00%, 10/15/26	750	809,363

		6,700,394

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (continued) July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities — 2.6%
City of New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 06/15/32	$1,560	$1,665,940

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.3% (Cost — $22,328,938)		23,812,486

Total Long-Term Investments — 162.3% (Cost — $99,787,434)		106,629,866

	Shares

Short-Term Securities — 1.6%
BlackRock Liquidity Funds New York Money Fund Portfolio, 1.23%(f)(g)	1,062,740	1,062,740

Total Short-Term Securities — 1.6% (Cost — $1,062,740)		1,062,740

Total Investments — 163.9% (Cost — $100,850,174)		107,692,606

Other Assets Less Liabilities — 1.1%		804,192

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.2)%		(13,307,496)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.8)%		(29,466,672)

Net Assets Applicable to Common Shares — 100.0%		$65,722,630

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on September 15, 2024 is $1,381,260. See Note 4 of the Notes to Financial Statements for details.

(f)	Annualized 7-day yield as of period end.

(g)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds New York Money Fund Portfolio	—	1,062,740	1,062,740	$1,062,740	$6,064	$—		$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	1,061,194	(1,061,194)	—	—	1,871	9		(115)

				$1,062,740	$7,935	$9		$(115)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	13	09/19/19	$1,656	$(16,414)
Long U.S. Treasury Bond	5	09/19/19	778	(17,370)
5-Year U.S. Treasury Note	16	09/30/19	1,881	16

				$(33,768)

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$16	$—	$16

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$33,784	$—	$33,784

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(274,498)	$—	$(274,498)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(40,159)	$—	$(40,159)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,716,531

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$106,629,866	$—	$106,629,866
Short-Term Securities	1,062,740	—	—	1,062,740

	$1,062,740	$106,629,866	$—	$107,692,606

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$16	$—	$—	$16
Liabilities:
Interest rate contracts	(33,784)	—	—	(33,784)

	$(33,768)	$—	$—	$(33,768)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (continued) July 31, 2019	BlackRock Muni New York Intermediate Duration Fund, Inc. (MNE)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(13,240,550)	$—	$(13,240,550)
VRDP Shares at Liquidation Value	—	(29,600,000)	—	(29,600,000)

	$—	$(42,840,550)	$—	$(42,840,550)

See notes to financial statements.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 146.8%

Arizona — 141.6%

Corporate — 15.1%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, Southern California Edison Co., Series A, 5.00%, 06/01/35	$2,305	$2,372,329
County of Pima Arizona IDA, RB, Tucson Electric Power Co. Project, Series A, 5.25%, 10/01/40	1,000	1,033,190
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, Series A, 4.00%, 09/01/29	1,000	1,061,590
Salt Verde Financial Corp., RB, Senior:
5.50%, 12/01/29	2,000	2,593,400
5.00%, 12/01/37	2,500	3,274,325

		10,334,834

County/City/Special District/School District — 17.5%
County of Maricopa Arizona School District No. 28 Kyrene Elementary, GO, School Improvement Project of 2010, Series B:
5.50%, 07/01/29	480	558,576
5.50%, 07/01/30	400	465,480
County of Maricopa Arizona Unified School District No. 11 Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,464,100
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT, 5.00%, 07/01/38	3,600	3,906,324
Town of Buckeye Arizona, RB, 5.00%, 07/01/43	4,000	4,665,680
Town of Queen Creek Arizona Excise Tax Revenue, RB, Series A, 5.00%, 08/01/42	750	913,282

		11,973,442

Education — 44.4%
Arizona Board of Regents, COP, Refunding, University of Arizona, Series C, 5.00%, 06/01/30	2,595	2,849,777
Arizona IDA, RB, Series A:
Doral Academy of Nevada - Fire Mesa & Red Rock Campus Projects, 5.00%, 07/15/49(a)	1,000	1,086,600
Lone Mountain Campus Project, 5.00%, 12/15/49(a)	250	269,423
NCCU Properties LLC North Carolina University Project (BAM), 5.00%, 06/01/49	2,500	2,904,775
Arizona IDA, Refunding RB:
Academies of Math And Science, 5.00%, 07/01/37	1,250	1,464,500
Basis Schools, Inc. Projects, Series A, 5.13%, 07/01/37(a)	500	544,875
Odyssey Preparatory Academy Project, Series A, 5.50%, 07/01/52(a)	600	574,176
Arizona State University, Refunding RB, 5.00%, 06/01/39	2,050	2,455,141
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.63%, 07/01/33	500	565,765
Great Hearts Academies - Veritas Projects, 6.30%, 07/01/21(b)	500	548,335
Great Hearts Academies Projects, Series A, 5.00%, 07/01/44	2,000	2,160,820
Legacy Traditional Schools Projects, Series A, 6.75%, 07/01/44(a)	440	496,954
Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	500	532,555
City of Phoenix Arizona IDA, Refunding RB:
Basis Schools, Inc. Projects, 5.00%, 07/01/45(a)	1,000	1,052,970
Basis Schools, Inc. Projects, Series A, 5.00%, 07/01/46(a)	1,500	1,569,135
Downtown Phoenix Student Housing, LLC - Arizona State University Project, Series A, 5.00%, 07/01/42	1,750	2,002,770
Great Hearts Academies Projects, 5.00%, 07/01/46	500	543,930
Legacy Traditional School Projects, 5.00%, 07/01/45(a)	500	527,470

Security	Par (000)	Value

Education (continued)
County of Maricopa Arizona IDA, RB, Reid Traditional Schools Projects, 5.00%, 07/01/47	$1,000	$1,090,960
County of Maricopa Arizona IDA, Refunding RB, Paradise Schools Projects, 5.00%, 07/01/47(a)	1,000	1,065,810
McAllister Academic Village LLC, Refunding RB, Arizona State University, 5.00%, 07/01/39	500	598,025
Northern Arizona University, RB, Stimulus Plan for Economic and Educational Development, 5.00%, 08/01/38	3,000	3,337,260
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,577,310
Town of Florence, Inc. Arizona IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 07/01/43	500	548,930

		30,368,266

Health — 27.3%
Arizona Health Facilities Authority, RB, Catholic Healthcare West, Series B-2 (AGM), 5.00%, 03/01/41	500	521,140
Arizona Health Facilities Authority, Refunding RB, Series A:
Phoenix Children’s Hospital, 5.00%, 02/01/42	1,000	1,066,300
Scottsdale Lincoln Hospitals Project, 5.00%, 12/01/42	2,785	3,127,973
City of Tempe Arizona IDA, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	500	531,025
County of Glendale Arizona IDA, Refunding RB:
Royal Oaks Life Care Community, 5.00%, 05/15/39	2,000	2,229,760
Terrace of Phoenix Project, 5.00%, 07/01/48	530	567,736
County of Maricopa Arizona IDA, RB, Catholic Healthcare West, Series A, 6.00%, 07/01/39	170	170,394
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group:
5.00%, 01/01/38	1,000	1,189,770
Series A, 4.00%, 01/01/41	3,000	3,272,370
County of Maricopa Industrial Development Authority, Refunding RB, HonorHealth, Series A:
4.13%, 09/01/42	750	819,510
5.00%, 09/01/42	1,000	1,188,470
County of Yavapai Arizona IDA, Refunding RB:
Northern Arizona Healthcare System, 5.25%, 10/01/26	1,000	1,084,380
Yavapai Regional Medical Center, 4.00%, 08/01/43(c)	1,650	1,799,243
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,000	1,091,470

		18,659,541

State — 2.9%
State of Arizona, RB, Lottery Revenue, Series A (AGM), 5.00%, 07/01/29	1,930	1,959,973

Transportation — 4.2%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB:
Junior Lien, Series A, 5.00%, 07/01/20(b)	1,000	1,034,790
Senior Lien, AMT, 5.00%, 07/01/32	700	784,553
City of Phoenix Civic Improvement Corp., Refunding RB, Junior Lien Airport, Series D, 4.00%, 07/01/40	1,000	1,095,310

		2,914,653

Utilities — 30.2%
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B (AGM), 5.00%, 07/01/40	3,500	4,082,190
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,667,200
City of Phoenix Civic Improvement Corp., ARB, AMT, Series A, 5.00%, 07/01/42	3,000	3,519,270
City of Phoenix Civic Improvement Corp., RB:
Junior Lien, Series A, 4.00%, 07/01/39	1,300	1,446,445
Series B (BHAC), 5.50%, 07/01/41	100	147,547

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Arizona Fund, Inc. (MZA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
County of Pinal Arizona, Refunding RB, Electric District No. 3, 5.25%, 07/01/21(b)	$2,500	$2,692,125
County of Pinal Arizona IDA, RB, San Manuel Facility Project, 6.25%, 06/01/26	350	359,922
Salt River Project Agricultural Improvement & Power District, Refunding RB:
5.00%, 01/01/38	2,000	2,460,360
Series A, 5.00%, 12/01/41	2,000	2,332,700

		20,707,759

Total Municipal Bonds in Arizona		96,918,468

Puerto Rico — 5.2%

State — 3.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.50%, 07/01/34	6	6,189
Series A-1, 4.75%, 07/01/53	332	323,574
Series A-1, 5.00%, 07/01/58	1,267	1,264,352
Series A-2, 4.55%, 07/01/40	157	150,811
Series A-2, 5.00%, 07/01/58	342	328,248

		2,073,174

Tobacco — 0.7%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.63%, 05/15/43	460	467,714

Utilities — 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	525	528,691
5.13%, 07/01/37	150	151,498
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	345	348,682

		1,028,871

Total Municipal Bonds in Puerto Rico		3,569,759

Total Municipal Bonds — 146.8% (Cost — $93,499,858)		100,488,227

Municipal Bonds Transferred to Tender Option Bond Trusts(d) — 11.7%

Arizona — 11.7%

Security	Par (000)	Value

Utilities — 11.7%
City of Mesa Arizona Utility System Revenue, RB, Utility System, 5.00%, 07/01/35	$3,000	$3,195,870
City of Phoenix Civic Improvement Corp., Refunding RB, Senior Lien, AMT, 5.00%, 07/01/43	4,000	4,787,240

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.7% (Cost — $7,359,275)		7,983,110

Total Long-Term Investments — 158.5% (Cost — $100,859,133)		108,471,337

	Shares

Short-Term Securities — 2.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(e)(f)	1,989,483	1,989,880

Total Short-Term Securities — 2.9% (Cost — $1,989,880)		1,989,880

Total Investments — 161.4% (Cost — $102,849,013)		110,461,217

Liabilities in Excess of Other Assets — (2.0)%		(1,389,402)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.1)%		(3,504,444)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (54.3)%		(37,121,406)

Net Assets Applicable to Common Shares — 100.0%		$68,445,965

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	When-issued security.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Annualized 7-day yield as of period end.

(f)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	406,896	1,582,587	1,989,483	$1,989,880	$10,373	$29		$(40)

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Arizona Fund, Inc. (MZA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	6	09/19/19	$765	$(8,920)
Long U.S. Treasury Bond	25	09/19/19	3,890	(77,692)
5-Year U.S. Treasury Note	7	09/30/19	823	(4,659)

				$(91,271)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$91,271	$—	$91,271

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(329,223)	$—	$(329,223)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(80,855)	$—	$(80,855)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$4,714,482

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$108,471,337	$—	$108,471,337
Short-Term Securities	1,989,880	—	—	1,989,880

	$1,989,880	$108,471,337	$—	$110,461,217

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(91,271)	$—	$—	$(91,271)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Arizona Fund, Inc. (MZA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(3,500,000)	$—	$(3,500,000)
VRDP Shares at Liquidation Value	—	(37,300,000)	—	(37,300,000)

	$—	$(40,800,000)	$—	$(40,800,000)

See notes to financial statements.

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 83.9%

California — 79.3%

County/City/Special District/School District — 24.4%
Beverly Hills Unified School District California, GO, Series A, 3.00%, 08/01/41	$8,375	$8,465,701
California Statewide Communities Development Authority, RB, Lancer Educational Student Housing Project, 5.00%, 06/01/51(a)	165	188,072
California Statewide Communities Development Authority, Special Assessment, Statewide Community Infrastructure Program, Series A:
5.00%, 09/02/39	200	229,022
5.00%, 09/02/44	115	129,598
5.00%, 09/02/48	115	129,260
City of Los Angeles California, COP, Senior, Sonnenblick Del Rio West Los Angeles (AMBAC), 6.20%, 11/01/31	2,000	2,008,740
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 05/01/36	1,520	1,651,191
6.50%, 05/01/42	1,860	2,010,567
County of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Series A:
Green Bond, 5.00%, 07/01/44	5,795	7,102,816
5.00%, 07/01/42	4,000	4,853,960
County of Riverside California Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/45	5,000	5,908,350
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 03/01/21(b)	2,440	2,631,467
Fremont Union High School District, GO, Series A, 4.00%, 08/01/39	5,025	5,634,834
Garden Grove Unified School District, GO, Election of 2010, Series C, 5.25%, 08/01/40	5,500	6,245,965
Mount San Antonio Community College District, GO, Refunding, Election of 2018, Series A, 5.00%, 08/01/44	9,000	11,243,250
Riverside Community Properties Development, Inc., RB, Riverside County Law Building Project, 6.00%, 10/15/23(b)	5,000	6,030,450
San Francisco Bay Area Rapid Transit District, GO, Election of 2016, Green Bonds, Series A, 4.00%, 08/01/42	7,875	8,699,040
Washington Township Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/38	1,625	1,916,915
West Contra Costa California Unified School District, GO, Election of 2012, Series A, 5.50%, 08/01/39	2,500	2,865,200
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	3,420	3,843,601

		81,787,999

Education — 6.5%
California Educational Facilities Authority, Refunding RB, Pitzer College, 6.00%, 04/01/20(b)	2,500	2,583,275
California Municipal Finance Authority, Refunding RB, William Jessup University:
5.00%, 08/01/39	290	323,414
5.00%, 08/01/48	350	380,958
California Public Finance Authority, RB, Trinity Classical Academy Project, Series A, 5.00%, 07/01/54(a)	195	197,340
California School Finance Authority, RB:
Alliance College-Ready Public Schools - 2023 Union LLC Project, Series A, 6.00%, 07/01/33	1,500	1,722,000
Alliance College-Ready Public Schools - 2023 Union LLC Project, Series A, 6.30%, 07/01/43	3,000	3,433,470
Value Schools, 6.65%, 07/01/33	595	679,656
Value Schools, 6.90%, 07/01/43	1,330	1,500,439

Security	Par (000)	Value

Education (continued)
State of California University, Refunding RB, Systemwide, Series A, 5.00%, 11/01/41	$2,000	$2,433,480
University of California, Refunding RB, General, Series AZ, 5.00%, 05/15/43	7,000	8,548,750

		21,802,782

Health — 10.5%
California Health Facilities Financing Authority, RB:
Children’s Hospital, Series A, 5.25%, 11/01/41	9,700	10,460,286
Sutter Health, Series B, 6.00%, 08/15/20(b)	7,530	7,920,506
California Health Facilities Financing Authority, Refunding RB, Sutter Health, Series B, 5.00%, 11/15/46	7,130	8,381,101
California Statewide Communities Development Authority, RB:
Loma Linda University Medical Center, 5.50%, 12/01/58(a)	625	726,294
Sutter Health, Series A, 6.00%, 08/15/20(b)	7,110	7,479,009

		34,967,196

Housing — 1.8%
California Community Housing Agency, RB, M/F Housing, Annadel Apartments, Series A, 5.00%, 04/01/49(a)	2,365	2,601,051
County of Santa Clara California Housing Authority, RB, M/F Housing, John Burns Gardens Apartments Project, Series A, AMT, 6.00%, 08/01/41	3,500	3,505,845

		6,106,896

State — 6.2%
State of California, GO, Refunding:
Various Purpose, 5.00%, 09/01/35	10,115	12,309,854
Various Purpose, 5.25%, 10/01/39	3,500	4,265,520
Various Purpose, 5.00%, 11/01/36	2,000	2,467,340
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/33	1,510	1,760,599

		20,803,313

Tobacco — 5.2%
County of California Tobacco Securitization Agency, Refunding RB, Asset-Backed, Merced County, Series A, 5.25%, 06/01/45	775	779,286
Golden State Tobacco Securitization Corp., Refunding RB:
Series A-1, 5.00%, 06/01/47	10,640	10,759,593
Series A-2, 5.00%, 06/01/47	325	328,367
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
5.00%, 06/01/37	4,320	4,366,440
5.13%, 06/01/46	1,105	1,106,481

		17,340,167

Transportation — 16.3%
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
5.00%, 05/01/42	3,550	4,168,730
Second, 5.25%, 05/01/33	1,440	1,633,622
City & County of San Francisco California Port Commission, RB, Series A, 5.13%, 03/01/40	5,075	5,174,267
City of Long Beach California Harbor Revenue, ARB, Series A:
5.00%, 05/15/44	4,000	4,972,080
AMT, 5.00%, 05/15/40	3,910	4,717,376
City of Los Angeles California Department of Airports, ARB, AMT:
Los Angeles International Airport, Series B, 5.00%, 05/15/36	2,865	3,366,117
Los Angeles International Airports, Series A, 5.25%, 05/15/38	1,670	2,045,717
Subordinate, Series C, 5.00%, 05/15/44	3,665	4,347,423

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Fund, Inc. (MYC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
City of Los Angeles California Metropolitan Transportation Authority, Refunding RB, Green Bond, Series A, 5.00%, 07/01/41	$1,300	$1,577,459
City of Los Angeles Department of Airports, ARB, Los Angeles International Airport, AMT, 4.00%, 05/15/44	5,000	5,469,300
City of San Jose California, ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT (AGM):
5.50%, 03/01/30	1,000	1,061,910
5.75%, 03/01/34	1,000	1,062,580
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 6.25%, 03/01/34	1,400	1,501,584
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/37	3,000	3,631,320
County of Sacramento California Airport System Revenue, Refunding ARB, Senior Series A, 5.00%, 07/01/41	8,290	9,913,596

		54,643,081

Utilities — 8.4%
City of Los Angeles California Department of Water & Power, RB, Power System, Series A, 5.00%, 07/01/42	3,440	4,168,317
City of Los Angeles California Department of Water & Power, Refunding RB, Series B, 5.00%, 07/01/43	6,000	7,358,820
City of Petaluma California Wastewater Revenue, Refunding RB, 6.00%, 05/01/21(b)	2,145	2,331,744
City of Richmond California Wastewater Revenue, Refunding RB, Series A, 5.00%, 08/01/42	5,185	6,282,924
Dublin-San Ramon Services District Water Revenue, Refunding RB, 6.00%, 02/01/21(b)	2,420	2,600,774
Eastern Municipal Water District, Refunding RB, Series A, 5.00%, 07/01/42	4,420	5,228,285

		27,970,864

Total Municipal Bonds in California		265,422,298

Puerto Rico — 4.6%

State — 3.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.50%, 07/01/34	29	29,910
Series A-1, 4.75%, 07/01/53	1,689	1,646,133
Series A-1, 5.00%, 07/01/58	6,225	6,211,990
Series A-2, 4.55%, 07/01/40	1,696	1,629,144
Series A-2, 5.00%, 07/01/58	1,727	1,657,557

		11,174,734

Tobacco — 0.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds, 5.50%, 05/15/39	95	96,594

Utilities — 1.2%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	2,185	2,200,360
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	1,740	1,758,566

		3,958,926

Total Municipal Bonds in Puerto Rico		15,230,254

Total Municipal Bonds — 83.9% (Cost — $264,806,476)		280,652,552

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(c) — 83.6%

California — 83.6%

County/City/Special District/School District — 36.6%
County of Los Angeles California Public Works Financing Authority, Refunding RB, Series A:
5.00%, 12/01/39	$17,850	$20,894,853
5.00%, 12/01/44	14,095	16,377,679
County of Santa Clara California Financing Authority, RB, Series A, 4.00%, 05/01/45	15,000	16,580,100
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(d)	9,681	10,093,075
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/33	3,829	3,828,558
Palomar Community College District, GO, Election of 2006, Series C, 5.00%, 08/01/44	15,140	17,876,555
San Diego California Community College District, GO, Election of 2002, 5.25%, 08/01/33	7,734	7,734,278
San Marcos Unified School District, GO, Election of 2010, Series A, 5.00%, 08/01/21(b)	15,520	16,754,616
Santa Monica Community College District, GO, Election of 2016, Series A, 5.00%, 08/01/43	10,000	12,286,700

		122,426,414

Education — 26.5%
California State University, Refunding RB, Systemwide, Series A:
5.00%, 11/01/41	9,775	11,893,637
5.00%, 11/01/42(d)	13,430	16,465,717
University of California, RB, Series AM, 5.25%, 05/15/44	11,950	13,891,158
University of California, Refunding RB:
Series A, 5.00%, 11/01/43	5,001	5,972,293
Series AZ, 5.00%, 05/15/43(d)	12,000	14,655,000
Series I, 5.00%, 05/15/40	21,875	25,806,147

		88,683,952

Health — 13.0%
California Health Facilities Financing Authority, RB, Sutter Health, Series A, 5.00%, 11/15/41	11,000	12,906,850
California Statewide Communities Development Authority, Refunding RB, Cottage Health System Obligation, 5.00%, 11/01/43	26,870	30,636,368

		43,543,218

State — 4.1%
State of California, GO, Refunding, Various Purpose, Bid Group, 5.00%, 08/01/37	10,975	13,705,907

Transportation — 3.4%
City of Los Angeles California Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/45	10,045	11,539,390

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 83.6% (Cost — $264,036,143)		279,898,881

Total Investments — 167.5% (Cost — $528,842,619)		560,551,433

Other Assets Less Liabilities — 0.8%		2,494,735

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (36.7)%		(122,737,863)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.6)%		(105,656,335)

Net Assets Applicable to Common Shares — 100.0%		$334,651,970

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Fund, Inc. (MYC)

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(d)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 18, 2020 to May 15, 2026, is $18,469,609. See Note 4 of the Notes to Financial Statements for details.

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds California Money Fund, Institutional Class(b)	—	—	—	$—	$17,795	$—	$—
BlackRock Liquidity Funds, MuniCash, Institutional Class(b)	5,452,423	(5,452,423)	—	—	3,973	(331)	(214)

				$—	$21,768	$(331)	$(214)

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	48	09/19/19	$6,116	$(34,417)
Long U.S. Treasury Bond	145	09/19/19	22,561	(292,510)
5-Year U.S. Treasury Note	56	09/30/19	6,583	2,761

				$(324,166)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,761	$—	$2,761

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$326,927	$—	$326,927

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield California Fund, Inc. (MYC)

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,147,514)	$—	$(2,147,514)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(339,913)	$—	$(339,913)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,654,121

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$560,551,433	$—	$560,551,433

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,761	$—	$—	$2,761
Liabilities:
Interest rate contracts	(326,927)	—	—	(326,927)

	$(324,166)	$—	$—	$(324,166)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(122,165,027)	$—	$(122,165,027)
VRDP Shares at Liquidation Value	—	(105,900,000)	—	(105,900,000)

	$—	$(228,065,027)	$—	$(228,065,027)

See notes to financial statements.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2019	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 107.9%

Alabama — 0.3%
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	$545	$583,935

Arizona — 1.8%
Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A, 5.38%, 07/01/50(a)	1,645	1,778,048
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 07/01/46(a)	1,070	1,139,668
County of Maricopa IDA, Refunding RB, Honorhealth, Series A, 4.13%, 09/01/38	550	614,916

		3,532,632

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Big River Steel Project, AMT, 4.50%, 09/01/49(a)	1,210	1,259,659

California — 10.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 08/15/20(b)	1,645	1,730,310
California Municipal Finance Authority, Refunding RB, Community Medical Centers, Series A, 5.00%, 02/01/42	145	166,983
California Statewide Communities Development Authority, RB, Series A(a):
Lancer Educational student Housing Project, 5.00%, 06/01/46	1,680	1,857,593
Loma Linda University Medical Center, 5.00%, 12/01/46	290	320,395
California Statewide Communities Development Authority, Refunding RB, Lancer Educational student Housing Project, Series A, 5.00%, 06/01/36(a)	1,360	1,523,934
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 05/01/28	1,065	1,223,174
5.25%, 05/01/33	830	941,602
City of San Jose California, Refunding ARB, Norman Y Mineta San Jose International Airport SJC, Series A-1, AMT, 5.50%, 03/01/30	1,500	1,594,455
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47	655	662,362
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,620	1,891,317
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J:
5.25%, 05/15/23(b)	2,905	3,365,733
5.25%, 05/15/38	825	931,351
State of California, GO, Various Purposes, 6.00%, 03/01/33	2,535	2,605,397
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	1,000	1,170,150
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 09/01/33	835	959,081
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 08/01/40	625	734,575

		21,678,412

Colorado — 1.8%
Centerra Metropolitan District No. 1, Tax Allocation Bonds, 5.00%, 12/01/47(a)	345	362,678
City & County of Denver Colorado, RB, Capital Appreciation Bonds, Series A-2, 0.00%, 08/01/37(c)	1,760	926,253
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	1,000	1,160,490
5.50%, 11/15/30	330	381,628
5.50%, 11/15/31	400	461,680

Security	Par (000)	Value

Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Frasier Meadows Retirement Community Project, Series A, 5.25%, 05/15/37	$290	$329,417

		3,622,146

Connecticut — 1.8%
Connecticut Housing Finance Authority, Refunding RB, S/F Housing:
Sub-Series A-1, 3.85%, 11/15/43	1,545	1,623,162
Series A-1, 3.80%, 11/15/39	1,000	1,058,630
Sub-Series B-1, 4.00%, 05/15/45	755	797,491

		3,479,283

Delaware — 1.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	500	522,150
Delaware State Health Facilities Authority, RB, Beebe Medical Center Project, 5.00%, 06/01/48	1,605	1,830,230

		2,352,380

Florida — 6.6%
County of Broward Florida Airport System, ARB, Series A, AMT, 5.00%, 10/01/45	1,005	1,156,866
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,995	2,299,557
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	2,000	2,139,660
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 6.00%, 09/01/40	90	92,094
County of Manatee Florida HFA, RB, S/F Housing, Series A, AMT (Ginnie Mae, Fannie Mae & Freddie Mac), 5.90%, 09/01/40	85	86,972
County of Miami-Dade Florida, RB, Seaport Department:
Series A, 5.38%, 10/01/33	1,170	1,323,083
Series B, AMT, 6.25%, 10/01/38	525	602,941
Series B, AMT, 6.00%, 10/01/42	700	798,203
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,440	2,677,534
Lakewood Ranch Stewardship District, Special Assessment Bonds, Lakewood National & Polo Run Projects:
5.25%, 05/01/37	240	259,517
5.38%, 05/01/47	260	278,340
Reedy Creek Florida Improvement District, GO, Series A, 5.25%, 06/01/32	1,200	1,363,752

		13,078,519

Georgia — 3.8%
Brookhaven Development Authority, RB, Children’s Healthcare of Atlanta, Series A, 3.00%, 07/01/46(d)	1,235	1,217,982
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Mortgage Bonds, Series A, 3.60%, 12/01/44	1,615	1,678,114
Main Street Natural Gas, Inc., RB, Series A:
5.00%, 05/15/37	1,475	1,926,881
5.00%, 05/15/38	910	1,195,385
5.00%, 05/15/49	1,080	1,458,270

		7,476,632

Hawaii — 1.5%
State of Hawaii Airports System, COP, AMT:
5.25%, 08/01/25	485	552,100
5.25%, 08/01/26	525	596,951
State of Hawaii Department of Budget & Finance, Refunding RB, 3.20%, 07/01/39	1,805	1,821,389

		2,970,440

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 15.0%
Chicago Board of Education, GO:
Dedicated Revenues, Series H, 5.00%, 12/01/36	$295	$326,680
Project, Series C, 5.25%, 12/01/35	970	1,053,536
Chicago Board of Education, GO, Refunding:
Dedicated Revenues, Series D, 5.00%, 12/01/25	530	599,165
Dedicated Revenues, Series G, 5.00%, 12/01/34	290	323,437
5.00%, 12/01/25	415	469,158
Chicago Board of Education, GO, Series D:
5.00%, 12/01/46	345	380,908
5.00%, 12/01/46	885	930,401
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, AMT, 5.00%, 01/01/41	1,000	1,102,410
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 01/01/21(b)	6,065	6,520,481
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts:
5.25%, 12/01/36	1,000	1,069,750
5.25%, 12/01/40	1,000	1,065,450
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,000	1,089,530
5.25%, 12/01/43	1,500	1,605,975
Illinois Finance Authority, RB, Carle Foundation, Series A, 6.00%, 08/15/41	4,000	4,298,440
Metropolitan Pier & Exposition Authority, RB:
McCormick Place Expansion (BAM), 0.00%, 12/15/56(c)	2,965	688,592
McCormick Place Expansion Project Bonds, Series A, 5.00%, 06/15/57	810	893,276
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion (BAM), 0.00%, 12/15/54(c)	4,140	1,063,897
Railsplitter Tobacco Settlement Authority, RB(b):
5.50%, 06/01/21	1,370	1,477,929
6.00%, 06/01/21	390	424,246
State of Illinois, GO:
5.25%, 02/01/32	2,200	2,387,440
5.50%, 07/01/33	1,000	1,090,670
5.50%, 07/01/38	415	450,590
Series D, 5.00%, 11/01/28	440	495,972

		29,807,933

Indiana — 2.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT, 6.75%, 01/01/34	1,350	1,565,582
County of Allen Indiana, RB, StoryPoint Fort Wayne Project, Series A-1(a):
6.63%, 01/15/34	170	188,025
6.75%, 01/15/43	355	388,899
6.88%, 01/15/52	515	563,111
Indiana Finance Authority, Refunding RB, Marquette Project, 4.75%, 03/01/32	700	728,518
Town of Chesterton Indiana, RB, StoryPoint Chesterton Project, Series A-1, 6.38%, 01/15/51(a)	720	767,714

		4,201,849

Iowa — 1.2%
Iowa Finance Authority, Refunding RB, Iowa Fertilizer Co. Project:
Series B, 5.25%, 12/01/50(e)	1,255	1,376,810
Midwestern Disaster Area, 5.25%, 12/01/25	865	947,668

		2,324,478

Kansas — 2.0%
City of Lenexa Kansas, Refunding RB, Lakeview Village, Inc., Series A, 5.00%, 05/15/43	655	710,728

Security	Par (000)	Value

Kansas (continued)
Kansas Development Finance Authority, Refunding RB, Adventist Health System:
5.50%, 11/15/19(b)	$75	$75,920
5.50%, 11/15/29	3,200	3,236,864

		4,023,512

Louisiana — 3.2%
Lake Charles Louisiana Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 01/01/29	1,500	1,705,635
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,420	1,498,853
Louisiana Public Facilities Authority, Refunding RB, Ochsner Clinic Foundation Project, 5.00%, 05/15/47	1,895	2,144,666
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 05/15/29	965	966,785

		6,315,939

Maine — 0.8%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 7.50%, 07/01/32	765	832,083
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.25%, 11/15/43	740	792,370

		1,624,453

Maryland — 1.2%
City of Baltimore Maryland, Refunding RB, East Baltimore Research Park, Series A, 4.50%, 09/01/33	185	194,897
County of Montgomery Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39(d)	2,205	2,205,000

		2,399,897

Massachusetts — 2.9%
Massachusetts Development Finance Agency, Refunding RB:
Atrius Health Issue, Series A, 4.00%, 06/01/49	170	180,441
Suffolk University, 4.00%, 07/01/39	2,045	2,170,379
Massachusetts Educational Financing Authority, RB, Subordinate Education Loan Revenue Bonds, AMT, 3.75%, 07/01/47	2,135	2,151,632
Massachusetts HFA, Refunding RB, AMT:
Series B, 5.50%, 06/01/41	700	700,987
Series C, 5.35%, 12/01/42	645	654,939

		5,858,378

Michigan — 3.1%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 07/01/41	1,805	1,926,621
Eastern Michigan University, RB, Series A, 4.00%, 03/01/47	1,455	1,538,430
Michigan Finance Authority, Refunding RB, Henry Ford Health System, 4.00%, 11/15/46	645	685,558
Michigan Strategic Fund, RB, I-75 Improvement Projects, AMT, 5.00%, 06/30/48	570	663,685
State of Michigan Housing Development Authority, RB, S/F Housing:
Series A, 4.00%, 06/01/49	310	321,876
Series C, 4.13%, 12/01/38	860	922,702

		6,058,872

Montana — 0.1%
City of Kalispell Montana, Refunding RB, Immanuel Lutheran Corporation Project, Series A, 5.25%, 05/15/37	170	188,202

Nevada — 2.8%
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 07/01/42	3,375	3,428,966

30	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Nevada (continued)
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	$2,000	$2,164,380

		5,593,346

New Hampshire — 0.5%
New Hampshire Housing Finance Authority, RB, M/F Housing, Cimarron, Whittier Falls & Marshall (FHA), 4.00%, 07/01/52	1,000	1,038,700

New Jersey — 5.7%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT (AGM), 5.00%, 01/01/31	900	999,900
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	2,250	2,263,477
New Jersey Transportation Trust Fund Authority, RB, Series AA:
Transportation Program Bonds, 4.13%, 06/15/39	1,210	1,268,068
Transportation System, 5.50%, 06/15/39	2,475	2,736,682
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System, Series A, 5.00%, 12/15/36	180	208,928
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Sub-Series B, 5.00%, 06/01/46	3,610	3,907,789

		11,384,844

New York — 1.7%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 06/01/41(a)	1,100	1,124,068
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 07/15/49	1,650	1,678,941
New York Transportation Development Corp., ARB, LaGuardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.25%, 01/01/50	475	530,238

		3,333,247

Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2:
5.75%, 06/01/34	310	308,307
5.88%, 06/01/47	1,775	1,744,736
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 06/01/20(b)	2,615	2,703,518
Ohio Air Quality Development Authority, RB, AMG Vanadium Project, AMT, 5.00%, 07/01/49(a)	460	493,976
Ohio Housing Finance Agency, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 4.00%, 09/01/48	310	327,258
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 02/15/31	1,000	1,126,110

		6,703,905

Oklahoma — 0.9%
City of Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	325	346,369
County of Tulsa Oklahoma Industrial Authority, Refunding RB, Montereau, Inc. Project, 5.25%, 11/15/37	450	510,408
Oklahoma Development Finance Authority, RB, OU Medicine Project, Series B, 5.25%, 08/15/48	760	883,409

		1,740,186

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, S/F Housing, Mortgage Program, Series C, 3.95%, 07/01/43	250	262,323

Security	Par (000)	Value

Pennsylvania — 5.0%
Allentown Neighborhood Improvement Zone Development Authority, RB, City Center Project, 5.00%, 05/01/42(a)	$585	$643,763
County of Berks IDA, Refunding RB, Tower Health Projects, 5.00%, 11/01/50	915	1,045,497
County of Montgomery Higher Education & Health Authority, Refunding RB, Thomas Jefferson University, Series A, 4.00%, 09/01/49	560	604,016
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,000	1,067,210
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing Mortgage, Series 119, 3.50%, 10/01/36	1,490	1,545,875
Pennsylvania Turnpike Commission, RB, Series A:
5.63%, 12/01/20(b)	1,470	1,556,907
5.63%, 12/01/20(b)	545	577,220
Subordinate, 4.00%, 12/01/49	1,215	1,302,274
Township of Bristol Pennsylvania School District, GO, 5.25%, 06/01/37	1,500	1,665,885

		10,008,647

Puerto Rico — 4.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	430	437,215
5.63%, 05/15/43	445	452,463
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/44	840	848,400
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 5.00%, 07/01/33	1,280	1,288,998
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	465	469,962
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured, Series A-1:
4.50%, 07/01/34	17	17,533
4.75%, 07/01/53	991	965,848
5.00%, 07/01/58	3,382	3,374,932

		7,855,351

Rhode Island — 2.3%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 06/01/35	525	582,671
Series B, 4.50%, 06/01/45	3,950	4,043,299

		4,625,970

South Carolina — 5.3%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,505	2,859,082
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
6.00%, 07/01/38	1,955	2,239,726
5.50%, 07/01/41	1,000	1,122,120
South Carolina Jobs EDA, Refunding RB, Prisma Health Obligated Group, Series A, 4.25%, 05/01/48	1,685	1,845,749
State of South Carolina Ports Authority, ARB, AMT, 5.00%, 07/01/55	820	954,652
State of South Carolina Ports Authority, RB, AMT, 5.25%, 07/01/50	1,280	1,472,807

		10,494,136

Tennessee — 0.8%
Greeneville Health & Educational Facilities Board, Refunding RB, Ballad Health Obligation Group, Series A, 4.00%, 07/01/40	1,500	1,579,035

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas — 9.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien(b):
5.75%, 01/01/21	$1,000	$1,063,430
6.00%, 01/01/21	2,600	2,773,992
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 08/15/20(b)	3,515	3,688,782
Dallas-Fort Worth Texas International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	1,365	1,414,590
Series H, 5.00%, 11/01/37	1,535	1,637,031
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	720	790,452
Red River Texas Education Financing Corp., RB, Texas Christian University Project, 5.25%, 03/15/38	710	790,202
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series A (Ginnie Mae), 4.25%, 09/01/43	230	244,186
Texas Private Activity Bond Surface Transportation Corp., RB:
Segment 3C Project, AMT, 5.00%, 06/30/58	1,795	2,072,112
Senior Lien, NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,734,102
Texas Transportation Commission, RB, First Tier Toll Revenue(c):
CAB, 0.00%, 08/01/41	1,950	765,433
0.00%, 08/01/35	310	168,014
0.00%, 08/01/36	170	87,535
0.00%, 08/01/37	225	109,627
0.00%, 08/01/38	810	373,402
0.00%, 08/01/44	1,010	332,502
0.00%, 08/01/45	1,315	415,672

		18,461,064

Virginia — 2.3%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 01/01/43	560	600,796
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 06/01/47	1,395	1,378,316
Virginia Small Business Financing Authority, RB, AMT:
Covanta Project, 5.00%, 01/01/48(a)(e)	585	613,080
Senior Lien, Elizabeth River Crossings OpCo LLC Project, 6.00%, 01/01/37	1,715	1,894,903

		4,487,095

West Virginia — 1.0%
West Virginia Hospital Finance Authority, RB, Improvement, West Virginia University Health System Obligated Group, Series A, 4.00%, 06/01/51	1,940	2,068,564

Wisconsin — 0.9%
Public Finance Authority, Refunding RB, Mery’s Wood at Marylhurst Projects, 5.25%, 05/15/52(a)	1,015	1,101,386
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.45%, 05/01/57	660	700,709

		1,802,095

Total Municipal Bonds — 107.9% (Cost — $199,372,512)		214,276,059

Municipal Bonds Transferred to Tender Option Bond Trusts(f) — 55.9%

Arizona — 0.6%
County of Maricopa Industrial Development Authority, RB, Banner Health, Series A, 4.00%, 01/01/41	1,065	1,161,691

Security	Par (000)	Value

California — 16.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, 4.00%, 04/01/42(g)	$1,998	$2,163,842
Grossmont California Union High School District, GO, Election of 2008, Series B, 5.00%, 08/01/20(b)	6,000	6,238,440
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 08/01/20(b)(g)	5,251	5,474,033
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 08/01/33	7,697	7,697,101
Sacramento Area Flood Control Agency, Refunding, Consolidated Capital Assessment District No. 2 Bonds, 5.00%, 10/01/47	1,980	2,369,982
San Diego Public Facilities Financing Authority Water, RB, Series B, 5.50%, 08/01/19(b)	8,412	8,412,167

		32,355,565

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 07/01/34(g)	2,149	2,153,783

District of Columbia — 1.8%
District of Columbia, RB, Series A, 5.50%, 12/01/30(g)	2,804	2,843,568
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2 (FHA), 4.10%, 09/01/39	610	660,490

		3,504,058

Florida — 2.0%
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,918	2,042,397
South Miami Health Facilities Authority, Refunding RB, Baptist Health South Florida, 5.00%, 08/15/47	1,575	1,834,166

		3,876,563

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, S/F Mortgage Bonds, Series A, 3.70%, 06/01/49	1,151	1,206,237

Illinois — 0.5%
Illinois Finance Authority, Refunding RB, Presence Health Network, Series A:
4.00%, 02/15/27(b)	2	2,504
4.00%, 02/15/41	912	998,309

		1,000,813

Maine — 0.4%
State of Maine Housing Authority, RB, M/F Housing, Series E, 4.15%, 11/15/38	831	891,488

Michigan — 2.5%
Michigan Finance Authority, RB, Multi Model- McLaren Health Care, 4.00%, 02/15/47	1,964	2,124,321
State of Michigan Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	2,930,134

		5,054,455

Nebraska — 0.8%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A (Ginnie Mae, Fannie Mae & Freddie Mac), 3.70%, 03/01/47	1,631	1,676,466

Nevada — 4.9%
County of Clark Nevada, GO, Stadium Improvement, Series A, 5.00%, 05/01/48	2,740	3,260,494
Las Vegas Valley Water District, GO, Refunding, Series C, 5.00%, 06/01/28	6,070	6,479,786

		9,740,280

New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(g)	1,000	1,053,143

32	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York — 11.5%
City of New York Housing Development Corp., Refunding RB, Sustainable Neighborhood Bonds, Series A, 4.15%, 11/01/38	$1,280	$1,404,032
City of New York Municipal Water Finance Authority, Refunding RB:
Series FF, 5.00%, 06/15/45	3,859	4,179,724
Water & Sewer System, 2nd General Resolution, Series BB, 5.25%, 12/15/21(b)	4,408	4,845,473
Hudson Yards Infrastructure Corp., RB, Senior-Fiscal 2012(g):
5.75%, 02/15/21(b)	799	851,494
5.75%, 02/15/47	491	523,813
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,996	3,542,855
New York Liberty Development Corp., ARB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,365	4,746,762
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51(g)	2,560	2,794,751

		22,888,904

Pennsylvania — 1.9%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(g)	1,769	1,967,504
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,805,395

		3,772,899

Rhode Island — 1.2%
Rhode Island Housing & Mortgage Finance Corp., Refunding RB, S/F Housing, Home Ownership Opportunity Bonds, Series 69-B (Ginnie Mae, Fannie Mae & Freddie Mac):
3.55%, 10/01/33	1,440	1,529,136
3.95%, 10/01/43	840	890,341

		2,419,477

Texas — 6.5%
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	5,400	5,438,340
County of Hidalgo Texas, GOL, Certificates of Obligation, Series A, 4.00%, 08/15/43	2,703	2,925,811
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 09/01/21(b)	3,480	3,786,066
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A (Ginnie Mae)(d):
3.63%, 09/01/44	495	514,699
3.75%, 09/01/49	271	282,186

		12,947,102

Utah — 1.0%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 08/15/19(b)	1,994	1,997,238

Security	Par (000)	Value

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Multicare Health System, Series B, 4.13%, 08/15/43	$1,641	$1,758,112

Wisconsin — 0.9%
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,698,860

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 55.9% (Cost — $106,816,474)		111,157,134

Total Long-Term Investments — 163.8% (Cost — $306,188,986)		325,433,193

	Shares

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(h)(i)	382,946	383,022

Total Short-Term Securities — 0.2% (Cost — $383,022)		383,022

Total Investments — 164.0% (Cost — $306,572,008)		325,816,215

Liabilities in Excess of Other Assets — (2.4)%		(4,861,171)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (31.8)%		(63,157,655)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.8)%		(59,152,207)

Net Assets Applicable to Common Shares — 100.0%		$198,645,182

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	When-issued security.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire November 15, 2019 to July 1, 2034 is $11,414,774. See Note 4 of the Notes to Financial Statements for details.

(h)	Annualized 7-day yield as of period end.

(i)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,045,731	(1,662,785)	382,946	$383,022	$12,387	$(51)	$(11)

(a)	Includes net capital gain distributions, if applicable.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	1	09/19/19	$127	$319
Long U.S. Treasury Bond	55	09/19/19	8,558	(92,507)
5-Year U.S. Treasury Note	16	09/30/19	1,881	2,465

				$(89,723)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,784	$—	$2,784

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$92,507	$—	$92,507

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(1,050,404)	$—	$(1,050,404)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(92,710)	$—	$(92,710)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)
Average notional value of contracts — short	$11,443,018

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield Investment Fund (MYF)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$325,433,193	$—	$325,433,193
Short-Term Securities	383,022	—	—	383,022

	$383,022	$325,433,193	$—	$325,816,215

Derivative Financial Instruments(b)
Assets:
Interest rate contracts	$2,784	$—	$—	$2,784
Liabilities:
Interest rate contracts	(92,507)	—	—	(92,507)

	$(89,723)	$—	$—	$(89,723)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(62,845,233)	$—	$(62,845,233)
VRDP Shares at Liquidation Value	—	(59,400,000)	—	(59,400,000)

	$—	$(122,245,233)	$—	$(122,245,233)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds — 134.1%

New Jersey — 129.1%

Corporate — 12.1%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 01/01/37(a)(b)	$2,350	$23,500
County of Salem New Jersey Pollution Control Financing Authority, Refunding RB, Atlantic City Electric, Series A, 4.88%, 06/01/29	7,700	7,858,928
New Jersey EDA, RB:
Continental Airlines, Inc. Project, Series A, AMT, 5.63%, 11/15/30	1,730	1,996,974
Continental Airlines, Inc. Project, Series B, AMT, 5.63%, 11/15/30	7,195	8,305,692
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25(c)	415	510,076
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 07/01/25	3,450	4,089,147
Provident Group-Kean Properties, Series A, 5.00%, 07/01/47	440	483,890
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/26	1,250	1,354,912
Duke Farms Foundation Project, 4.00%, 07/01/46	2,255	2,519,489
New Jersey American Water Co., Inc. Project, Series A, AMT, 5.70%, 10/01/39	9,900	9,959,301
New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	4,100	4,213,078
Provident Group-Monteclair Properties LLC (AGM), 5.00%, 06/01/37	2,280	2,670,929
Sub Series A, 5.00%, 07/01/33	1,175	1,325,588
Sub Series A, 4.00%, 07/01/34	1,270	1,315,009
Teaneck Community Charter School Project, Series A, 4.25%, 09/01/27(d)	210	223,329

		46,849,842

County/City/Special District/School District — 21.3%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,280	2,486,203
5.25%, 11/01/44	12,000	13,086,240
City of Bayonne New Jersey, GO, Refunding, Qualified General Improvement (BAM):
5.00%, 07/01/33	1,565	1,844,415
5.00%, 07/01/35	2,425	2,849,133
City of Margate New Jersey, GO, Refunding, Improvement(e):
5.00%, 01/15/21	1,195	1,262,255
5.00%, 01/15/21	1,200	1,267,536
5.00%, 01/15/21	1,075	1,135,501
City of Perth Amboy New Jersey, GO, CAB, Refunding (AGM), 5.00%, 07/01/33	755	757,257
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 07/01/45(d)	6,365	6,455,447
County of Essex New Jersey Improvement Authority, Refunding RB, Project Consolidation (NPFGC):
5.50%, 10/01/28	4,540	6,056,632
5.50%, 10/01/29	8,505	11,547,068
County of Mercer New Jersey Improvement Authority, RB, Courthouse Annex Project, 5.00%, 09/01/40	2,480	2,913,901
County of Middlesex New Jersey, COP, Refunding, Civic Square IV Redevelopment, 5.00%, 10/15/31	2,840	3,433,276
County of Union New Jersey Improvement Authority, LRB, Guaranteed Lease, Family Court Building Project, 5.00%, 05/01/42	2,320	2,519,242
County of Union New Jersey Utilities Authority, Refunding RB, Resources Recovery Facility, Covanta Union, Inc., AMT, Series A, 5.25%, 12/01/31	670	723,560

Security	Par (000)	Value

County/City/Special District/School District (continued)
Ewing Township Board of Education, GO:
4.00%, 07/15/38	$1,190	$1,321,745
4.00%, 07/15/39	1,090	1,206,445
Monroe Township Board of Education Middlesex County, GO, Refunding, 5.00%, 03/01/38	2,750	3,180,100
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 04/01/31	4,800	5,649,168
School Facilities Construction, Series EEE, 5.00%, 06/15/43	4,450	5,042,428
State House Project, Series B, Remark 10, 5.00%, 06/15/43	2,235	2,532,456
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 04/01/28	4,750	5,596,022

		82,866,030

Education — 23.8%
County of Atlantic New Jersey Improvement Authority, RB, Stockton University Atlantic City, Series A (AGM), 4.00%, 07/01/46	950	1,007,323
New Jersey EDA, RB:
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/49(d)	970	1,033,225
Beloved Community Charter School, Inc. Project, Series A, 5.00%, 06/15/54(d)	730	774,150
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/38	160	180,382
Foundation Academy Charter School Project, Series A, 5.00%, 07/01/50	410	454,378
Golden Door Charter School Project, Series A, 6.25%, 11/01/38(d)	440	500,474
Golden Door Charter School Project, Series A, 6.50%, 11/01/52(d)	2,490	2,812,729
Golden Door Charter School Project, Series A, 5.13%, 11/01/29(d)	150	162,101
Hatikvah International Academy Charter School Project, Series A, 5.00%, 07/01/27(d)	330	352,503
Hatikvah International Academy Charter School Project, Series A, 5.25%, 07/01/37(d)	1,030	1,088,658
Hatikvah International Academy Charter School Project, Series A, 5.38%, 07/01/47(d)	1,685	1,756,141
MSU Student Housing Project Provide, 5.75%, 06/01/20(e)	1,000	1,038,510
MSU Student Housing Project Provide, 5.88%, 06/01/20(e)	3,000	3,118,650
Team Academi Charter School Project, Series A, 5.00%, 12/01/48	4,475	5,149,651
Team Academy Charter School Project, 6.00%, 10/01/33	4,780	5,428,264
New Jersey EDA, Refunding RB, Series A,(d):
Greater Brunswick Charter School, Inc. Project, 5.63%, 08/01/34	630	658,079
Greater Brunswick Charter School, Inc. Project, 5.88%, 08/01/44	1,070	1,109,023
Greater Brunswick Charter School, Inc. Project, 6.00%, 08/01/49	555	572,593
Teaneck Community Charter School Project, 5.00%, 09/01/37	805	869,915
Teaneck Community Charter School Project, 5.13%, 09/01/52	1,700	1,818,031
New Jersey Educational Facilities Authority, RB:
Higher Educational Capital Improvement Fund, Series A, 5.00%, 09/01/32	4,000	4,457,680
Rider University Issue, Series F, 4.00%, 07/01/42	1,945	1,987,382
Rider University Issue, Series F, 5.00%, 07/01/47	1,385	1,544,109
New Jersey Educational Facilities Authority, Refunding RB:
Kean University, Series A, 5.50%, 09/01/19(e)	7,260	7,285,773

36	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Montclair State University, Series A, 5.00%, 07/01/44	$12,960	$14,720,486
New Jersey Institute of Technology, Series H, 5.00%, 07/01/31	2,120	2,186,695
Ramapo College, Series B, 5.00%, 07/01/42	690	747,001
Rider University, Series A, 5.00%, 07/01/32	1,000	1,050,130
Seton Hall University, Series D, 5.00%, 07/01/38	500	561,235
Stevens Institute of Technology, Series A, 4.00%, 07/01/47	955	1,001,604
New Jersey Higher Education Student Assistance Authority, RB, Student Loan, AMT:
Sub-Series C, 4.00%, 12/01/48	1,450	1,531,490
Series 1A, 5.00%, 12/01/22	915	1,019,173
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.75%, 12/01/29	2,845	3,017,976
Series 1A, 5.00%, 12/01/25	780	788,533
Series 1A, 5.00%, 12/01/26	500	505,420
Series 1A, 5.25%, 12/01/32	1,700	1,720,978
Series A, 2.38%, 12/01/29	4,180	4,210,890
Student Loan, Series 1A, 5.13%, 12/01/27	135	136,503
Sub-Series C, AMT, 3.63%, 12/01/49	1,925	1,947,465
New Jersey Institute of Technology, RB, Series A:
5.00%, 07/01/40	3,000	3,474,240
5.00%, 07/01/42	2,455	2,650,884
5.00%, 07/01/45	4,500	5,181,705
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 01/01/45	720	826,380

		92,438,512

Health — 9.0%
County of Burlington New Jersey Bridge Commission, Refunding RB, The Evergreens Project, 5.63%, 01/01/38	1,700	1,700,595
County of Camden New Jersey Improvement Authority, Refunding RB, 5.00%, 02/15/34	590	665,626
New Jersey EDA, RB, Refunding Cranes Mill Project:
5.00%, 01/01/34	555	641,358
5.00%, 01/01/39	555	635,947
5.00%, 01/01/49	1,105	1,254,694
New Jersey Health Care Facilities Financing Authority, RB:
Inspira Health Obligated Group, 5.00%, 07/01/42	1,685	1,987,289
Robert Wood Johnson University Hospital, Series A, 5.50%, 07/01/43	2,400	2,702,424
New Jersey Health Care Facilities Financing Authority, Refunding RB:
AHS Hospital Corp., 6.00%, 07/01/21(e)	4,090	4,469,348
AHS Hospital Corp., 6.00%, 07/01/21(e)	900	983,475
AHS Hospital Corp., 4.00%, 07/01/41	1,400	1,512,714
Princeton Healthcare System, 5.00%, 07/01/34	860	1,022,101
Princeton Healthcare System, 5.00%, 07/01/39	2,530	2,978,594
Robert Wood Johnson University Hospital, 5.00%, 01/01/20(e)	1,000	1,015,680
RWJ Barnabas Health Obligated Group, Series A, 4.00%, 07/01/43	1,635	1,755,287
RWJ Barnabas Health Obligated Group, Series A, 5.00%, 07/01/43	3,305	3,893,356
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	1,850	2,004,235
St. Barnabas Health Care System, Series A, 5.63%, 07/01/21(e)	5,140	5,568,522

		34,791,245

Housing — 3.3%
New Jersey Housing & Mortgage Finance Agency, RB, M/F Housing, Series A, 4.75%, 11/01/29	3,860	3,887,290

Security	Par (000)	Value

Housing (continued)
New Jersey Housing & Mortgage Finance Agency, Refunding RB:
M/F Housing, Series A, 4.00%, 11/01/48	$305	$320,296
M/F Housing, Series A, 4.10%, 11/01/53	180	189,106
M/F Housing, Series D, AMT, 4.25%, 11/01/37	1,260	1,326,679
S/F Housing, Series A, 3.75%, 10/01/35	2,795	2,985,423
Newark Housing Authority, RB:
M/F Housing, Series A, 5.00%, 12/01/30	2,000	2,253,060
South Ward Police Facility (AGC), 6.75%, 12/01/19(e)	1,750	1,782,708

		12,744,562

State — 6.9%
Garden State Preservation Trust, RB, CAB, Series B (AGM)(f):
0.00%, 11/01/23	1,460	1,364,589
0.00%, 11/01/26	6,000	5,187,840
0.00%, 11/01/27	4,000	3,352,200
0.00%, 11/01/28	4,540	3,671,453
New Jersey EDA, RB, School Facilities Construction, Series CC-2, 5.00%, 12/15/31	1,125	1,153,665
New Jersey EDA, Refunding RB:
Cigarette Tax, 5.00%, 06/15/28	975	1,051,430
Cigarette Tax, 5.00%, 06/15/29	2,260	2,432,687
Cigarette Tax (AGM), 5.00%, 06/15/22	3,690	4,062,690
School Facilities Construction, Series GG, 5.25%, 09/01/27	4,295	4,551,626

		26,828,180

Tobacco — 3.6%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.25%, 06/01/46	1,595	1,819,241
Sub-Series B, 5.00%, 06/01/46	11,375	12,313,324

		14,132,565

Transportation — 46.7%
Delaware River Port Authority of Pennsylvania & New Jersey, RB:
5.00%, 01/01/40	4,000	4,507,720
Series D, 5.00%, 01/01/20(e)	2,585	2,626,618
New Jersey EDA, RB, Goethals Bridge Replacement Project, AMT, Private Activity Bond:
5.38%, 01/01/43	15,780	17,578,289
(AGM), 5.00%, 01/01/31	1,000	1,111,000
New Jersey EDA, Refunding RB:
AMT, 5.00%, 10/01/37	2,750	3,102,082
Series B, 5.00%, 11/01/19	3,000	3,026,820
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 07/01/22(e)	16,000	17,787,680
5.00%, 07/01/22(e)	1,015	1,128,416
5.00%, 01/01/35	1,060	1,271,491
New Jersey State Turnpike Authority, Refunding RB:
Series A, 5.00%, 01/01/22(e)	1,000	1,092,860
Series B, 5.00%, 01/01/34	1,150	1,401,160
Series G, 4.00%, 01/01/43	1,445	1,573,359
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM), 0.00%, 12/15/32(f)	5,250	3,564,645
CAB, Transportation System, Series C (AMBAC), 0.00%, 12/15/35(f)	4,140	2,379,879
Federal Highway Reimbursement Revenue Notes, Series A, 5.00%, 06/15/30	2,000	2,359,520
Transportation Program, Series AA, 5.00%, 06/15/38	9,490	10,417,553
Transportation Program, Series AA, 5.25%, 06/15/41	5,000	5,608,400
Transportation System, Series A, 6.00%, 06/15/35	11,440	12,209,683
Transportation System, Series A, 5.50%, 06/15/41	8,330	8,766,575
Transportation System, Series A, 5.00%, 06/15/42	6,885	7,325,158
Transportation System, Series AA, 5.50%, 06/15/39	8,205	9,072,515

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A:
Federal Highway Reimbursement, 5.00%, 06/15/31	$5,540	$6,506,065
Transportation System, 5.00%, 12/15/32	3,530	4,179,767
Transportation System, 5.00%, 12/15/35	2,015	2,348,120
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	4,000	4,421,200
New Jersey Turnpike Authority, Refunding RB, Series E, 5.00%, 01/01/32	5,000	6,133,050
Port Authority of New York & New Jersey, ARB:
Consolidated, 169th Series, 5.00%, 10/15/41	250	265,562
Consolidated, 93rd Series, 6.13%, 06/01/94	5,000	6,069,250
JFK International Air Terminal LLC, Special Project, Series 6, AMT (NPFGC), 5.75%, 12/01/22	4,930	5,136,518
JFK International Air Terminal, Series 8, 6.00%, 12/01/42	4,580	4,803,550
Port Authority of New York & New Jersey, Refunding ARB, Consolidated:
166th Series, 5.25%, 07/15/36	8,500	8,950,160
172nd Series, AMT, 5.00%, 10/01/34	2,500	2,700,700
206th Series, AMT, 5.00%, 11/15/42	1,365	1,623,381
206th Series, AMT, 5.00%, 11/15/47	1,525	1,800,141
South Jersey Port Corp., Refunding ARB, Marine Terminal, Series B, 5.00%, 01/01/48	7,620	8,497,748

		181,346,635

Utilities — 2.4%
New Jersey EDA, Refunding RB, New Jersey Natural Gas Company Project:
3.38%, 04/01/38	1,810	1,852,969
3.50%, 04/01/42	1,355	1,387,764
Rahway Valley Sewerage Authority, RB, CAB, Series A (NPFGC)(f):
0.00%, 09/01/31	6,000	4,445,580
0.00%, 09/01/33	2,650	1,813,422

		9,499,735

Total Municipal Bonds in New Jersey		501,497,306

Puerto Rico — 5.0%

State — 3.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, Restructured:
Series A-1, 4.50%, 07/01/34	34	35,067
Series A-1, 4.75%, 07/01/53	1,914	1,865,423
Series A-1, 5.00%, 07/01/58	7,238	7,222,872
Series A-2, 4.55%, 07/01/40	904	868,364
Series A-2, 5.00%, 07/01/58	1,943	1,864,872

		11,856,598

Tobacco — 0.4%
Children’s Trust Fund, Refunding RB, Tobacco Settlement Asset-Backed Bonds:
5.50%, 05/15/39	760	772,753
5.63%, 05/15/43	790	803,248

		1,576,001

Utilities — 1.5%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Senior Lien, Series A:
5.00%, 07/01/33	2,995	3,016,055
5.13%, 07/01/37	855	863,541

Security	Par (000)	Value

Utilities (continued)
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 07/01/38	$1,980	$2,001,127

		5,880,723

Total Municipal Bonds in Puerto Rico		19,313,322

Total Municipal Bonds — 134.1% (Cost — $483,585,822)		520,810,628

Municipal Bonds Transferred to Tender Option Bond Trusts(g) — 27.4%

New Jersey — 27.4%

County/City/Special District/School District — 8.3%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 05/01/51	2,560	3,029,171
County of Union New Jersey Utilities Authority, Refunding RB, Series A, AMT:
County Deficiency Agreement, 5.00%, 06/15/41	6,982	7,403,737
Resource Recovery Facility, Covanta Union, Inc., 5.25%, 12/01/31	20,310	21,933,582

		32,366,490

Education — 2.9%
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/43	10,000	11,096,100

Health — 1.5%
New Jersey Health Care Facilities Financing Authority, RB, Inspira Health Obligated Group, 4.00%, 07/01/47	5,555	5,927,296

State — 4.1%
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.75%, 11/01/28	5,460	6,953,638
New Jersey EDA, Refunding RB, School Facilities Construction, Series NN, 5.00%, 03/01/29(h)	8,017	8,797,267

		15,750,905

Transportation — 10.6%
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 07/01/22(e)(h)	13,520	15,030,590
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 06/15/36(h)	8,502	8,951,715
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/41	16,255	17,266,556

		41,248,861

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.4% (Cost — $99,632,239)		106,389,652

Total Long-Term Investments — 161.5% (Cost — $583,218,061)		627,200,280

38	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc. (MYJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 1.27%(i)(j)	207	$207

Total Short-Term Securities — 0.0% (Cost — $207)		207

Total Investments — 161.5% (Cost — $583,218,268)		627,200,487

Other Assets Less Liabilities — 0.3%		1,206,767

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.5)%		(60,336,665)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.3)%		(179,671,472)

Net Assets Applicable to Common Shares — 100.0%		$388,399,117

(a)	Non-income producing security.
(b)	Issuer filed for bankruptcy and/or is in default.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Zero-coupon bond.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between July 1, 2020 to December 15, 2020 is $22,639,581. See Note 4 of the Notes to Financial Statements for details.

(i)	Annualized 7-day yield as of period end.

(j)

During the year ended July 31, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 07/31/19	Value at 07/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, MuniCash, Institutional Class	391,750	(391,543)	207	$207	$43,607	$527	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	45	09/19/19	$5,734	$(11,964)
Long U.S. Treasury Bond	93	09/19/19	14,470	(203,872)
5-Year U.S. Treasury Note	50	09/30/19	5,878	(2,814)

				$(218,650)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$218,650	$—	$218,650

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (continued) July 31, 2019	BlackRock MuniYield New Jersey Fund, Inc. (MYJ)

For the year ended July 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,082,370)	$—	$(2,082,370)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(293,364)	$—	$(293,364)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,055,559

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$627,200,280	$—	$627,200,280
Short-Term Securities	207	—	—	207

	$207	$627,200,280	$—	$627,200,487

Derivative Financial Instruments(b)
Liabilities:
Interest rate contracts	$(218,650)	$—	$—	$(218,650)

(a)	See above Schedule of Investments for values in each sector.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB Trust Certificates	$—	$(60,135,251)	$—	$(60,135,251)
VRDP Shares at Liquidation Value	—	(180,000,000)	—	(180,000,000)

	$—	$(240,135,251)	$—	$(240,135,251)

See notes to financial statements.

40	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

July 31, 2019

	MNE	MZA	MYC	MYF	MYJ

ASSETS
Investments at value — unaffiliated(a)	$106,629,866	$108,471,337	$560,551,433	$325,433,193	$627,200,280
Investments at value — affiliated(b)	1,062,740	1,989,880	—	383,022	207
Cash	2,859	5,000	—	9,703	—
Cash pledged for futures contracts	34,450	72,000	435,500	145,550	309,150
Receivables:
Investments sold	—	—	7,261,243	—	—
TOB Trust	60,000	—	—	504,848	—
Dividends — affiliated	1,114	1,890	1,147	955	481
Interest — unaffiliated	1,082,175	678,890	6,610,704	3,571,118	4,930,245
Variation margin on futures contracts	1,091	438	3,660	1,000	3,125
Prepaid expenses	31,808	32,564	74,021	55,460	197,262

Total assets	108,906,103	111,251,999	574,937,708	330,104,849	632,640,750

ACCRUED LIABILITIES
Bank overdraft	—	—	152,032	—	2,186,673
Payables:
Investments purchased	—	1,784,046	10,173,252	7,945,057	—
Income dividend distributions — Common Shares	168,394	199,375	921,038	767,887	1,461,565
Interest expense and fees	66,946	4,444	572,836	312,422	201,414
Investment advisory fees	50,580	46,140	238,119	135,611	265,908
Directors’ and Officer’s fees	556	528	2,064	1,325	35,816
Other accrued expenses	184,288	125,407	261,313	246,566	189,925
Variation margin on futures contracts	5,487	24,688	143,722	53,359	93,609

Total accrued liabilities	476,251	2,184,628	12,464,376	9,462,227	4,434,910

OTHER LIABILITIES
TOB Trust Certificates	13,240,550	3,500,000	122,165,027	62,845,233	60,135,251
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	29,466,672	37,121,406	105,656,335	59,152,207	179,671,472

Total other liabilities	42,707,222	40,621,406	227,821,362	121,997,440	239,806,723

Total liabilities	43,183,473	42,806,034	240,285,738	131,459,667	244,241,633

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$65,722,630	$68,445,965	$334,651,970	$198,645,182	$388,399,117

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)	$59,556,243	$60,900,423	$303,331,801	$183,829,714	$347,589,801
Accumulated earnings	6,166,387	7,545,542	31,320,169	14,815,468	40,809,316

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$65,722,630	$68,445,965	$334,651,970	$198,645,182	$388,399,117

Net asset value per Common Share	$15.61	$14.76	$15.62	$14.49	$16.08

(a) Investments at cost — unaffiliated	$99,787,434	$100,859,133	$528,842,619	$306,188,986	$583,218,061
(b) Investments at cost — affiliated	$1,062,740	$1,989,880	$—	$383,022	$207
(c) Preferred Shares outstanding, par value $0.10 per share	296	373	1,059	—	1,800
(d) Preferred Shares outstanding, par value $0.05 per share	—	—	—	594	—
(e) Preferred Shares authorized	1,536	1,985	8,059	1,000,000	5,782
(f) Common Shares outstanding, par value $0.10 per share	4,209,844	4,636,620	21,419,494	13,712,267	24,158,105
(g) Common Shares authorized	199,998,464	199,998,015	199,991,941	Unlimited	199,994,218

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations

Year Ended July 31, 2019

	MNE	MZA	MYC	MYF	MYJ

INVESTMENT INCOME
Interest — unaffiliated	$3,805,539	$4,292,047	$20,345,561	$14,963,716	$26,684,154
Dividends — affiliated	7,935	10,373	21,768	12,387	43,607

Total investment income	3,813,474	4,302,420	20,367,329	14,976,103	26,727,761

EXPENSES
Investment advisory	582,270	534,303	2,725,928	1,628,216	3,101,225
Professional	162,724	45,536	82,634	72,874	72,900
Transfer agent	93,528	17,239	28,977	25,593	39,304
Rating agency	44,205	44,221	44,347	44,260	44,488
Accounting services	27,901	27,839	88,964	60,278	98,125
Printing	22,525	6,630	8,786	7,778	18,644
Registration	9,276	5,470	9,354	9,276	9,276
Directors and Officer	6,335	6,479	26,943	16,756	34,477
Custodian	2,995	2,111	25,251	9,411	8,827
Liquidity fees	1,148	—	86,878	48,731	—
Remarketing fees on Preferred Shares	1,127	—	5,083	2,851	—
Miscellaneous	21,814	19,157	21,363	19,459	35,365

Total expenses excluding interest expense, fees and amortization of offering costs	975,848	708,985	3,154,508	1,945,483	3,462,631
Interest expense, fees and amortization of offering costs(a)	1,058,623	1,007,431	5,291,594	3,001,940	5,875,149

Total expenses	2,034,471	1,716,416	8,446,102	4,947,423	9,337,780
Less fees waived and/or reimbursed by the Manager	(72,240)	(681)	(1,137)	(806)	(59,946)

Total expenses after fees waived and/or reimbursed	1,962,231	1,715,735	8,444,965	4,946,617	9,277,834

Net investment income	1,851,243	2,586,685	11,922,364	10,029,486	17,449,927

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(5,843)	220,563	2,322,475	923,081	360,182
Investments — affiliated	9	2	(331)	(62)	525
Capital gain distributions from investment companies — affiliated	—	27	—	11	2
Futures contracts	(274,498)	(329,223)	(2,147,514)	(1,050,404)	(2,082,370)

	(280,332)	(108,631)	174,630	(127,374)	(1,721,661)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,391,875	3,565,536	15,223,437	3,380,052	14,325,076
Investments — affiliated	(115)	(40)	(214)	(11)	—
Futures contracts	(40,159)	(80,855)	(339,913)	(92,710)	(293,364)

	3,351,601	3,484,641	14,883,310	3,287,331	14,031,712

Net realized and unrealized gain	3,071,269	3,376,010	15,057,940	3,159,957	12,310,051

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$4,922,512	$5,962,695	$26,980,304	$13,189,443	$29,759,978

(a)	Related to TOB Trusts and/or VRDP Shares.

See notes to financial statements.

42	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MNE		MZA
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$1,851,243	$2,204,910	$2,586,685	$3,057,270
Net realized gain (loss)	(280,332)	453,626	(108,631)	294,454
Net change in unrealized appreciation (depreciation)	3,351,601	(2,549,754)	3,484,641	(2,486,970)

Net increase in net assets applicable to Common Shareholders resulting from operations	4,922,512	108,782	5,962,695	864,754

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(2,281,184)	(2,153,335)	(2,689,234)	(3,213,774)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	19,555	155,879

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	2,641,328	(2,044,553)	3,293,016	(2,193,141)
Beginning of year	63,081,302	65,125,855	65,152,949	67,346,090

End of year	$65,722,630	$63,081,302	$68,445,965	$65,152,949

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets  (continued)

	MYC		MYF
	Year Ended July 31,		Year Ended July 31,
	2019	2018	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$11,922,364	$14,196,507	$10,029,486	$11,416,297
Net realized gain (loss)	174,630	3,689,853	(127,374)	1,164,129
Net change in unrealized appreciation (depreciation)	14,883,310	(12,458,189)	3,287,331	(9,566,884)

Net increase in net assets applicable to Common Shareholders resulting from operations	26,980,304	5,428,171	13,189,443	3,013,542

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(16,073,381)	(16,139,231)	(10,524,964)	(11,897,107)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	—	203,374	233,598

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase (decrease) in net assets applicable to Common Shareholders	10,906,923	(10,711,060)	2,867,853	(8,649,967)
Beginning of year	323,745,047	334,456,107	195,777,329	204,427,296

End of year	$334,651,970	$323,745,047	$198,645,182	$195,777,329

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

44	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	MYJ
	Year Ended July 31,
	2019	2018

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$17,449,927	$12,207,324
Net realized gain (loss)	(1,721,661)	1,678,748
Net change in unrealized appreciation (depreciation)	14,031,712	(4,573,330)

Net increase in net assets applicable to Common Shareholders resulting from operations	29,759,978	9,312,742

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)(b)
Decrease in net assets resulting from distributions to Common Shareholders	(17,538,784)	(13,214,077)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—	518,876
Cost of shares redeemed	—	(621)
Net proceeds from the issuance of shares due to reorganization	—	151,276,550

Net increase in net assets derived from capital share transactions	—	151,794,805

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS(b)
Total increase in net assets applicable to Common Shareholders	12,221,194	147,893,470
Beginning of year	376,177,923	228,284,453

End of year	$388,399,117	$376,177,923

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Cash Flows

Year Ended July 31, 2019

	MNE	MZA	MYC	MYF	MYJ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$4,922,512	$5,962,695	$26,980,304	$13,189,443	$29,759,978
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	15,629,815	26,021,923	236,120,521	96,832,332	97,010,075
Purchases of long-term investments	(16,231,049)	(24,935,641)	(247,861,317)	(79,420,755)	(85,026,583)
Net proceeds from sales (purchases) of short-term securities	(1,439)	(1,582,941)	5,452,968	1,663,045	(2,677,033)
Amortization of premium and accretion of discount on investments and other fees	879,201	523,257	4,768,355	900,595	1,790,540
Net realized (gain) loss on investments	5,834	(220,565)	(2,322,144)	(923,019)	(360,707)
Net unrealized appreciation on investments	(3,391,760)	(3,565,496)	(15,223,223)	(3,380,041)	(14,325,076)

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	(328)	(1,337)	622	(589)	1,775
Interest — unaffiliated	(5,410)	76,312	205,716	460,886	97,933
Variation margin on futures contracts	(1,091)	(438)	(3,660)	(1,000)	(3,125)
Prepaid expenses	(16,219)	(20,012)	(55,542)	(38,423)	(179,504)

Increase (Decrease) in Liabilities:
Payables:
Interest expense and fees	22,345	1,515	179,032	7,966	34,233
Investment advisory fees	1,351	1,316	8,177	(7,549)	5,285
Directors’ and Officer’s fees	(30)	(60)	(755)	(440)	2,215
Other accrued expenses	96,436	42,446	88,917	115,966	(40,931)
Reorganization costs	—	—	—	—	(203,876)
Variation margin on futures contracts	1,896	18,979	118,844	46,864	80,830

Net cash provided by operating activities	1,912,064	2,321,953	8,456,815	29,445,281	25,966,029

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(2,281,184)	(2,711,336)	(16,266,157)	(10,505,712)	(17,538,784)
Repayments of TOB Trust Certificates	(869,827)	(1,500,000)	(13,258,692)	(32,684,125)	(10,152,368)
Repayments of Loan for TOB Trust Certificates	—	—	(8,323,692)	(2,456,993)	—
Proceeds from TOB Trust Certificates	1,270,000	2,000,000	21,316,018	14,012,333	—
Proceeds from Loan for TOB Trust Certificates	—	—	8,323,692	2,456,993	—
Increase (decrease) in bank overdraft	(44,218)	(53,977)	(6,617)	(101,240)	1,912,525
Amortization of deferred offering costs	6,024	(30,640)	(42,367)	(81,834)	(15,402)

Net cash used for financing activities	(1,919,205)	(2,295,953)	(8,257,815)	(29,360,578)	(25,794,029)

CASH
Net increase (decrease) in restricted and unrestricted cash	(7,141)	26,000	199,000	84,703	172,000
Restricted and unrestricted cash at beginning of year	44,450	51,000	236,500	70,550	137,150

Restricted and unrestricted cash at end of year	$37,309	$77,000	$435,500	$155,253	$309,150

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,030,254	$999,444	$5,103,704	$2,986,692	$5,819,206

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$—	$19,555	$—	$203,374	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES:
Cash	$2,859	$5,000	$—	$9,703	$—
Cash pledged:
Futures contracts	34,450	72,000	435,500	145,550	309,150

	$37,309	$77,000	$435,500	$155,253	$309,150

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE BEGINNING OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$44,450	$51,000	$236,500	$70,550	$137,150

See notes to financial statements.

46	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	MNE

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.98	$15.47	$16.32	$15.37	$15.34

Net investment income(a)	0.44	0.52	0.57	0.64	0.68
Net realized and unrealized gain (loss)	0.73	(0.50)	(0.77)	0.97	0.04

Net increase (decrease) from investment operations	1.17	0.02	(0.20)	1.61	0.72

Distributions to Common Shareholders(b)
From net investment income	(0.48)	(0.51)	(0.60)	(0.66)	(0.69)
From net realized gain	(0.06)	—	(0.05)	—	—

Total distributions to Common Shareholders	(0.54)	(0.51)	(0.65)	(0.66)	(0.69)

Net asset value, end of year	$15.61	$14.98	$15.47	$16.32	$15.37

Market price, end of year	$14.45	$12.57	$14.07	$15.75	$14.07

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.55%	0.68%	(0.75)%	10.97%	5.23%

Based on market price	19.75%	(7.16)%	(6.47)%	16.99%	8.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.22%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.11%	2.41%	2.08%	1.75%	1.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.43%	1.16%	1.13%	1.26%	1.59%

Net investment income to Common Shareholders	2.93%	3.44%	3.70%	4.03%	4.38%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$65,723	$63,081	$65,126	$68,712	$64,717

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$29,600	$29,600	$29,600	$29,600	$29,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$322,036	$313,113	$320,020	$332,135	$318,638

Borrowings outstanding, end of year (000)	$13,241	$12,780	$8,859	$8,939	$6,419

Portfolio turnover rate	15%	23%	14%	21%	15%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees, and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	1.43%	1.16%	1.13%	1.16%	1.14%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MZA

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.06	$14.56	$15.42	$14.72	$14.52

Net investment income(a)	0.56	0.66	0.72	0.77	0.80
Net realized and unrealized gain (loss)	0.72	(0.47)	(0.84)	0.75	0.23

Net increase (decrease) from investment operations	1.28	0.19	(0.12)	1.52	1.03

Distributions to Common Shareholders from net investment income(b)	(0.58)	(0.69)	(0.74)	(0.82)	(0.83)

Net asset value, end of year	$14.76	$14.06	$14.56	$15.42	$14.72

Market price, end of year	$14.03	$14.45	$16.59	$17.68	$16.90

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.62%	1.22%	(0.72)%	10.11%	6.97%

Based on market price	1.38%	(8.71)%	(1.34)%	9.96%	18.88%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.63%	2.28%	2.00%	1.64%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.63%	2.28%	2.00%	1.64%	1.63%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	1.08%	1.05%	1.03%	1.02%	1.05%

Net investment income to Common Shareholders	3.96%	4.62%	4.94%	5.15%	5.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$68,446	$65,153	$67,346	$71,133	$67,708

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$37,300	$37,300	$37,300	$37,300	$37,300

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$283,501	$274,673	$280,553	$290,705	$281,522

Borrowings outstanding, end of year (000)	$3,500	$3,000	$3,000	$3,000	$3,330

Portfolio turnover rate	25%	20%	9%	13%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees, and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYC

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.11	$15.61	$17.07	$16.35	$16.38

Net investment income(a)	0.56	0.66	0.74	0.86	0.87
Net realized and unrealized gain (loss)	0.70	(0.41)	(1.10)	0.87	—

Net increase (decrease) from investment operations	1.26	0.25	(0.36)	1.73	0.87

Distributions to Common Shareholders(b)
From net investment income	(0.60)	(0.69)	(0.80)	(0.88)	(0.90)
From net realized gain	(0.15)	(0.06)	(0.30)	(0.13)	—

Total distributions to Common Shareholders	(0.75)	(0.75)	(1.10)	(1.01)	(0.90)

Net asset value, end of year	$15.62	$15.11	$15.61	$17.07	$16.35

Market price, end of year	$14.11	$13.19	$15.43	$17.43	$15.47

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.34%	2.02%	(1.83)%	11.07%	5.75%

Based on market price	13.15%	(9.91)%	(4.96)%	19.86%	10.21%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.64%	2.26%	2.08%	1.55%	1.37%

Total expenses after fees waived and paid indirectly	2.64%	2.26%	2.08%	1.55%	1.37%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)(e)	0.98%	0.94%	0.96%	0.92%	0.89%

Net investment income to Common Shareholders	3.72%	4.32%	4.68%	5.15%	5.29%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$334,652	$323,745	$334,456	$364,594	$348,849

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$105,900	$105,900	$105,900	$105,900	$105,900

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$416,008	$405,708	$415,823	$444,282	$429,413

Borrowings outstanding, end of year (000)	$122,165	$114,108	$122,501	$141,734	$119,196

Portfolio turnover rate	45%	37%	34%	27%	32%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees, and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	0.95%	0.94%	0.96%	0.92%	0.89%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYF

	Year Ended July 31,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$14.29	$14.94	$16.03	$15.61	$15.56

Net investment income(a)	0.73	0.83	0.87	0.92	0.95
Net realized and unrealized gain (loss)	0.24	(0.61)	(1.02)	0.47	0.07

Net increase (decrease) from investment operations	0.97	0.22	(0.15)	1.39	1.02

Distributions to Common Shareholders from net investment income(b)	(0.77)	(0.87)	(0.94)	(0.97)	(0.97)

Net asset value, end of year	$14.49	$14.29	$14.94	$16.03	$15.61

Market price, end of year	$14.49	$13.69	$16.34	$17.02	$14.67

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.12%	1.61%	(0.88)%	9.24%	6.88%

Based on market price	11.81%	(11.00)%	2.10%	23.41%	7.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.56%	2.33%	1.97%	1.53%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.56%	2.32%	1.97%	1.53%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.01%	0.98%	0.97%	0.94%	0.94%

Net investment income to Common Shareholders	5.18%	5.72%	5.76%	5.86%	6.00%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$198,645	$195,777	$204,427	$218,740	$212,691

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$59,400	$59,400	$59,400	$59,400	$59,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$434,419	$429,591	$444,154	$468,250	$458,065

Borrowings outstanding, end of year (000)	$62,845	$81,012	$79,110	$77,759	$75,764

Portfolio turnover rate	27%	15%	12%	11%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees, and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended July 31,
	2019	2018	2017	2016	2015
Expense ratios	0.98%	0.98%	0.97%	0.94%	0.94%

See notes to financial statements.

50	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYJ

	Year Ended July 31,
	2019	2018		2017	2016	2015

Net asset value, beginning of year	$15.57	$15.89		$16.93	$16.01	$16.11

Net investment income(a)	0.72	0.77		0.81	0.89	0.90
Net realized and unrealized gain (loss)	0.52	(0.21)		(0.95)	0.94	(0.10)

Net increase (decrease) from investment operations	1.24	0.56		(0.14)	1.83	0.80

Distributions to Common Shareholders from net investment income(b)	(0.73)	(0.88)		(0.90)	(0.91)	(0.90)

Net asset value, end of year	$16.08	$15.57		$15.89	$16.93	$16.01

Market price, end of year	$15.08	$13.51		$16.58	$17.49	$14.72

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.78%	3.94%		(0.68)%	11.95%	5.52%

Based on market price	17.57%	(13.57)%		0.32%	25.78%	6.54%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.49%	2.38	%(d)	1.93%	1.55%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.47%	2.25	%(d)	1.93%	1.55%	1.50%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(e)	0.91%	0.94	%(d)	0.93%	0.92%	0.93%

Net investment income to Common Shareholders	4.65%	4.93%		5.11%	5.43%	5.51%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$388,399	$376,178		$228,284	$242,134	$228,628

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$180,000	$180,000		$102,200	$102,200	$102,200

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$315,777	$308,988		$323,370	$336,922	$323,707

Borrowings outstanding, end of year (000)	$60,135	$70,288		$45,634	$40,642	$39,554

Portfolio turnover rate	14%	11%		6%	10%	11%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and paid indirectly and total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs, would have been 2.26%, 2.25% and 0.94%, respectively, for the year ended July 31, 2018.

(e)	Interest expense, fees, and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Muni New York Intermediate Duration Fund, Inc.	MNE	Maryland	Non-diversified
BlackRock MuniYield Arizona Fund, Inc.	MZA	Maryland	Diversified
BlackRock MuniYield California Fund, Inc.	MYC	Maryland	Non-diversified
BlackRock MuniYield Investment Fund	MYF	Massachusetts	Diversified
BlackRock MuniYield New Jersey Fund, Inc.	MYJ	Maryland	Non-diversified

The Boards of Directors or Trustees of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors or trustees thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MYJ and the Board and shareholders of each of BlackRock New Jersey Municipal Bond Trust (“BLJ”) and BlackRock New Jersey Municipal Income Trust (“BNJ”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganizations of each respective Target Fund into MYJ. As a result, MYJ acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of MYJ.

Each Common Shareholder of a Target Fund received Common Shares of MYJ in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on June 8, 2018, less the costs of the Target Funds’ reorganization. Cash was distributed for any fractional Common Shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of MYJ in an amount equal to the aggregate liquidation preference of the Target Fund Preferred Shares held by such Preferred Shareholder prior to the Target Funds’ reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of MYJ in the following amounts and at the following conversion ratios:

Target Fund	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MYJ Share Class	Shares of MYJ
BLJ	Common	2,327,921	0.97922768	Common	2,279,564
BNJ	Common	7,675,428	0.97444747	Common	7,479,301
BLJ	VRDP	187	1	VRDP	187
BNJ	VRDP	591	1	VRDP	591

Each Target Fund’s common net assets and composition of common net assets on June 8, 2018, the valuation date of the reorganizations, were as follows:

	BLJ	BNJ
Net assets Applicable to Common Shares	$35,336,541	$115,940,009
Paid-in-capital	32,637,444	107,607,094
Undistributed net investment income	186,691	341,621
Accumulated net realized loss	(385,974)	(860,834)
Net unrealized appreciation (depreciation)	2,898,380	8,852,128

For financial reporting purposes, assets received and shares issued by MYJ were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of MYJ’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to common shareholders of the MYJ before the acquisition were $223,209,554. The aggregate net assets of MYJ immediately after the acquisition amounted to $374,486,104. Each Target Fund’s fair value and cost of investments and derivative financial instruments prior to the reorganization were as follows:

Target Fund	Fair Value of Investments and Derivative Financial Instruments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BLJ	$59,448,232	$56,548,549	$5,695,748	$18,700,000
BNJ	193,282,986	187,428,915	19,974,201	59,100,000

52	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The purpose of these transactions was to combine three funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on June 11, 2018.

Assuming the acquisitions had been completed on August 1, 2017, the beginning of the fiscal reporting period of MYJ, the pro forma results of operations for the year ended July 31, 2018, are as follows:

•	Net investment income: $ 18,129,424

•	Net realized and change in unrealized loss on investments: $ (4,712,725)

•	Net increase in net assets resulting from operations: $ 13,416,698

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MYJ that have been included in MYJ’s Statements of Operations since June 11, 2018.

Reorganization costs incurred in connection reorganization were expensed by MYJ.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act, (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management continues to evaluate the impact of this guidance on the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (continued)

or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of each Fund. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB

54	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. With respect to MZA, MYC, MYF and MYJ, the Funds’ management believes that the Funds’ restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

	Interest Expense	Liquidity Fees	Other Expenses	Total
MNE	$212,940	$63,242	$14,852	$291,034
MZA	68,515	18,872	6,426	93,813
MYC	1,900,579	537,269	164,206	2,602,054
MYF	1,169,752	319,397	102,912	1,592,061
MYJ	1,063,390	237,039	175,555	1,475,984

For the year ended July 31, 2019, the following table is a summary of each fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MNE	$23,812,486		$13,240,550		1.41% — 1.55%	$13,120,230	2.22%
MZA	7,983,110		3,500,000		1.43% — 1.46%	4,261,644	2.20
MYC	279,898,881		122,165,027		1.35% — 1.55%	118,570,500	2.19
MYF	111,157,134		62,845,233		1.36% — 1.58%	72,393,162	2.20
MYJ	106,389,652		60,135,251		1.40% — 1.60%	64,864,152	2.28

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (continued)

“Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, the fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at July 31, 2019, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at July 31, 2019.

For the year ended July 31, 2019, the following table is a summary of each fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYC	$—	—%	$399,625	0.73%
MYF	—	—	44,946	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	MNE	MZA	MYC	MYF	MYJ
Investment advisory fee	0.55%	0.50%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of each Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to MYJ, and the prior year reorganizations of BLJ and BNJ with and into MYJ, the Manager voluntarily agreed to waive 0.01% of its investment advisory fee. Effective July 3, 2019, the Manager terminated the voluntary waiver of its investment advisory fee. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amount waived was $57,042.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2019, the amounts waived were as follows:

	MNE	MZA	MYC	MYF	MYJ
Amounts waived	$173	$681	$1,137	$806	$2,904

56	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2020. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended July 31, 2019, there were no fees waived by the Manager pursuant to this arrangement.

With respect to MNE, the Manager voluntarily agreed to reimburse the Fund for certain proxy related expenses in the amount of $72,067. The amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended July 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	MNE	MZA	MYC	MYF	MYJ
Purchases	$15,878,810	$26,719,687	$250,241,575	$87,365,812	$85,026,583
Sales	15,629,815	26,021,923	243,381,764	96,248,445	97,010,075

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2019. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses, and the expiration of capital loss carryforwards were reclassified to the following accounts:

	MNE	MZA	MYC	MYF	MYJ
Paid-in capital	$(5,933)	$(75,119)	$(8,858)	$(7,282)	$(21,710)
Accumulated earnings	5,933	75,119	8,858	7,282	21,710

The tax character of distributions paid was as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax-exempt income(a)
07/31/19	$2,701,901	$3,595,347	$15,019,810	$11,925,691	$21,914,132
07/31/18	2,759,427	3,967,365	16,938,648	13,086,745	15,504,473
Ordinary income(b)
07/31/19	17,315	1,033	70,732	1,870	2,107
07/31/18	205	84	330,839	10,913	760
Long-term capital gains(c)
07/31/19	323,533	—	3,663,521	—	—
07/31/18	—	—	1,060,307	—	—

Total
07/31/19	$3,042,749	$3,596,380	$18,754,063	$11,927,561	$21,916,239

07/31/18	$2,759,632	$3,967,449	$18,329,794	$13,097,658	$15,505,233

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2019, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term capital gain dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

(c)	The Fund designates the amount paid during the fiscal year ended July 31, 2019, as capital gain dividends.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (continued)

As of July 31, 2019, the tax components of accumulated earnings were as follows:

	MNE	MZA	MYC	MYF	MYJ
Undistributed tax-exempt income	$—	$117,040	$354,390	$—	$672,952
Undistributed ordinary income	505	682	4,659	28,680	10,400
Non-expiring Capital loss carryforwards(a)	—	(189,467)	(506,027)	(4,268,005)	(3,187,245)
Net unrealized gains(b)	6,584,492	7,617,287	31,467,147	19,054,793	43,313,209
Qualified late-year losses(c)	(418,610)	—	—	—	—

	$6,166,387	$7,545,542	$31,320,169	$14,815,468	$40,809,316

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2019, gross unrealized appreciation and depreciation on investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	MNE	MZA	MYC	MYF	MYJ
Tax cost	$87,748,567	$99,343,930	$406,919,258	$243,677,767	$523,718,659

Gross unrealized appreciation	$6,810,990	$7,711,165	$31,733,153	$19,391,094	$46,237,615
Gross unrealized depreciation	(107,501)	(93,878)	(266,006)	(97,879)	(2,891,038)

Net unrealized appreciation	$6,703,489	$7,617,287	$31,467,147	$19,293,215	$43,346,577

9.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such

58	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states, except for MYF. This may subject each Fund to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, the Funds’ respective portfolios. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

As of period end, MNE invested a significant portion of its assets in securities in the education sector. MZA invested a significant portion of its assets in securities in the education and utilities sector. MYC invested a significant portion of its assets in securities in the county, city, special district and school district sector. MYF and MYJ invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares (an unlimited number of shares for MYF), all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10, except for MYF, which is $0.05. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders. MYF is authorized to issue 1 million Preferred Shares.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended July 31,	MZA	MYF	MYJ
2019	1,393	14,305	—
2018	10,464	15,524	32,673

For the years ended July 31, 2019 and July 31, 2018, shares issued and outstanding remained constant for MNE and MYC.

For the year ended July 31, 2018, Common Shares issued and outstanding increased by 9,758,826 as a result of the reorganization for MYJ.

On November 15, 2018, the Board authorized the Funds to participate in an open market share repurchase program (the “Repurchase Program”). Under the Repurchase Program, each Fund may repurchase up to 5% of its outstanding common shares through November 30, 2019, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended July 31, 2019, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (continued)

least 200% of the liquidation preference of the its outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MNE, MZA, MYC, MYF and MYJ (for purposes of this section, a “VRDP Fund”), have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MNE	09/15/11	296	$29,600,000	10/01/41
MZA	05/19/11	373	37,300,000	06/01/41
MYC	05/19/11	1,059	105,900,000	06/01/41
MYF	05/19/11	594	59,400,000	06/01/41
MYJ	04/21/11	1,022	102,200,000	05/01/41
MYJ	06/11/18	778	77,800,000	05/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MNE	MZA	MYC	MYF	MYJ
Expiration date	04/15/20	07/02/20	07/02/20	07/02/20	07/02/20

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following long-term ratings:

	Long-term Moody’s	Long-term Fitch	Short-term Fitch	Short-term S&P
MNE	Aa2	AAA	N/A	N/A
MZA	Aa2	AAA	N/A	N/A
MYC	Aa2	AAA	F1+	A-1+
MYF	Aa1	AAA	F1+	A-1+
MYJ	Aa2	AAA	N/A	N/A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and S&P. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

60	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Special Rate Period: A VRDP Fund may commence a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced or are set to commence a special rate period:

	Commencement Date	Expiration Date as of Period Ended July 31, 2019
MNE	10/22/2015	04/15/2020
MZA	06/21/2012	07/02/2020
MYJ	06/21/2012	07/02/2020

The following VRDP Funds were in a special rate period that terminated during the reporting period:

	Commencement Date	Termination Date
MYC	06/21/2012	06/19/2019
MYF	06/21/2012	06/19/2019

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

If a VRDP Fund redeems its VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP

Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended July 31, 2019, the annualized dividend rates for the VRDP Shares were as follows:

	MNE	MZA	MYC	MYF	MYJ
Rate	2.57%	2.43%	2.53%	2.36%	2.43%

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

	Dividends Accrued	Deferred Offering Costs Amortization
MNE	$761,565	$6,024
MZA	907,146	6,472
MYC	2,680,682	8,858
MYF	1,402,597	7,282
MYJ	4,377,455	21,710

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (continued)

11.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018 were classified as follows:

	Net Investment Income	Net Realized Gain
MNE	$2,153,335	$—
MZA	3,213,774	—
MYC	14,866,035	1,273,196
MYF	11,897,107	—
MYJ	13,214,077	—

Undistributed net investment income as of July 31, 2018 was as follows:

Undistributed Net Investment Income
MNE	$243,033
MZA	185,367
MYC	1,206,970
MYF	1,583,284
MYJ	2,634,140

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares (c)
	Paid (a)	Declared (b)	Shares	Series	Declared
MNE	$0.040000	$0.040000	VRDP	W-7	$62,146
MZA	0.043000	0.043000	VRDP	W-7	71,034
MYC	0.043000	0.043000	VRDP	W-7	138,482
MYF	0.056000	0.056000	VRDP	W-7	79,287
MYJ	0.060500	0.060500	VRDP	W-7	342,789

(a)	Net investment income dividend paid on September 3, 2019 to Common Shareholders of record on August 15, 2019.
(b)	Net investment income dividend declared on September 3, 2019, payable to Common Shareholders of record on September 16, 2019.
(c)	Dividends declared for period August 1, 2019 to August 31, 2019.

On September 5, 2019, each Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, each Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts.

62	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Muni New York Intermediate Duration Fund, Inc., BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield Investment Fund, and BlackRock MuniYield New Jersey Fund, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2019, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

September 23, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM / IMPORTANT TAX INFORMATION	63

Disclosure of Investment Advisory Agreements

The Boards of Directors and Trustees (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Muni New York Intermediate Duration Fund, Inc. (“MNE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield California Fund, Inc. (“MYC”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniYield New Jersey Fund, Inc. (“MYJ” and together with MNE, MZA, MYC and MYF, the “Funds” and each, a “Fund”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

64	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2018. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”), and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, MNE ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MNE, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MZA ranked first out of two funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MZA, and that BlackRock has explained its rationale for this belief to the Board.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	65

Disclosure of Investment Advisory Agreements  (continued)

The Board noted that for the one-, three- and five-year periods reported, MYC ranked in the second, third and second quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYC, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MYC’s underperformance during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, MYF ranked in the first, second and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYF, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, MYJ ranked first out of three funds against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MYJ, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that MNE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and fourth quartiles, respectively, relative to the Expense Peers. After discussions between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to limit the impact of certain proxy related expenses to a certain threshold. Expenses above the threshold will be reimbursed by BlackRock.

The Board noted that MZA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that MYJ’s contractual management fee rate ranked first out of four funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and second out of four funds, respectively, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

66	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	67

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MNE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MZA, MYC, MYF and MYJ that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

68	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Director (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	87 RICs consisting of 111 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	87 RICs consisting of 111 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017
Michael J. Castellano 1946	Director (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and since 2017; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	87 RICs consisting of 111 Portfolios	None
Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	87 RICs consisting of 111 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi (d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011.	88 RICs consisting of 112 Portfolios	None
Henry Gabbay 1947	Director (Since 2019)	Board Member, BlackRock Equity-Bond Board from 2007 to 2018; Board Member, BlackRock Equity-Liquidity and BlackRock Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	87 RICs consisting of 111 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	69

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	87 RICs consisting of 111 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester (d) 1951	Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	88 RICs consisting of 112 Portfolios	None
Catherine A. Lynch (d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	88 RICs consisting of 112 Portfolios	None

Interested Directors (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen (d)	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	125 RICs consisting of 293 Portfolios	None
John M. Perlowski (d) 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	126 RICs consisting of 294 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Mr. Gabbay became a member of the boards of the open-end funds in the Fixed-Income Complex in 2007.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

70	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information  (continued)

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b) Officers of the Fund serve at the pleasure of the Board.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust
 Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent

The Bank of New York Mellon

New York, NY 10286

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

Wells Fargo Securities, LLC(c)

Charlotte, NC 28202

VRDP Liquidity Provider

BofA Securities, Inc.(a)

New York, NY 10036

TD Securities (USA) LLC(b)

New York, NY 10019

Wells Fargo Securities, LLC(c)

Charlotte, NC 28202

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For MNE.
(b)	For MYC and MYF.
(c)	For MZA and MYJ.

DIRECTOR AND OFFICER INFORMATION	71

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 18, 2019 for shareholders of record on May 20, 2019, to elect director nominees for MNE and to vote on a non-binding shareholder proposal seeking a tender offer for all of the shares of MNE and the potential to liquidate or open-end MNE. There were no broker non-votes with regard to MNE.

Shareholders elected the Directors as follows:

	Michael J. Castellano		Richard E. Cavanagh		Cynthia L. Egan
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MNE	969,221	302,764	1,001,431	270,554	997,746	303,318

	Robert Fairbairn		Henry Gabbay		R. Glenn Hubbard
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MNE	1,000,877	271,108	924,360	347,624	1,000,197	271,788

	Catherine A. Lynch		John M. Perlowski		Karen P. Robards
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
MNE	1,000,877	271,108	1,000,877	271,108	1,000,877	271,108

			Frank J. Fabozzi (a)		W. Carl Kester (a)
			Votes For	Votes Withheld	Votes For	Votes Withheld
MNE			296	0	296	0

(a)	Voted on by holders of preferred shares only.

Shareholders voted on the non-binding proposal as follows:

	Votes For	Votes Against	Abstain
MNE	1,434,666	678,816	31,727

Saba Capital Master Fund, LTD (“Saba Capital”) proposed its own slate of directors. As disclosed in the Fund’s proxy statement, the Board of Directors determined that Saba Capital’s nominations were invalid under the Fund’s By-laws and votes for those nominees would not be counted at the shareholder meeting. Saba Capital challenged this determination in court. On July 12, 2019, a hearing was held on Saba Capital’s motion for a preliminary injunction in litigation before the Circuit Court of Maryland. The judge presiding over the action determined that Saba Capital failed to establish it was entitled to an injunction requiring that votes for Saba Capital’s nominees to the Board of the Fund be counted. As such, votes for Saba Capital’s nominees were not counted at the shareholder meeting. This litigation remains pending in Maryland.

The Annual Meeting of Shareholders was held on July 29, 2019 for shareholders of record on May 30, 2019, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Shareholders elected the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	3,982,040	314,022		3,978,240	317,822		4,098,192	197,870
MYC	19,438,453	769,624		19,346,383	861,694		19,416,688	791,389
MYJ	22,254,335	691,216		22,249,182	696,369		22,315,704	629,847
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain		Votes Against	Abstain
MYF	12,198,049	738,323	0	12,196,943	739,429	0	12,335,364	601,008	0

	Robert Fairbairn			Henry Gabbay			R. Glenn Hubbard
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	4,092,681	203,381		3,970,303	325,759		4,092,681	203,381
MYC	19,399,620	808,457		19,399,460	808,617		19,388,069	820,008
MYJ	22,330,157	615,394		22,232,248	713,303		22,247,490	698,061
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MYF	12,296,571	639,801	0	12,161,967	774,405	0	12,258,144	678,228	0

	Catherine A. Lynch			John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld		Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	4,099,803	196,259		4,092,681	203,381		3,973,625	322,437
MYC	19,419,424	788,653		19,399,291	808,786		19,416,913	791,164
MYJ	22,309,140	636,411		22,339,500	606,051		22,295,917	649,634
	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain	Votes For	Votes Against	Abstain
MYF	12,321,926	614,446	0	12,295,372	641,000	0	12,253,980	682,392	0

72	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

	Frank J. Fabozzi (a)			W. Carl Kester (a)
	Votes For	Votes Withheld		Votes For	Votes Withheld
MZA	373	0		373	0
MYC	1,059	0		1,059	0
MYJ	1,800	0		1,800	0
		Votes Against	Abstain		Votes Against	Abstain
MYF	594	0	0	594	0	0

(a)	Voted on by holders of preferred shares only.

Section 19(a) Notices

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year end.

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MNE*	$0.452360	$0.002977	$0.058738	$0.027794	$0.541869	83%	1%	11%	5%	100%
MYC	0.601863	0.148546	0.000000	0.000000	0.750409	80	20	0	0	100
MYF	0.768000	0.000000	0.000000	0.000000	0.768000	100	0	0	0	100

*

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Fund’s net asset value per share.

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website at http://www.blackrock.com.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

ADDITIONAL INFORMATION	73

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-PORT and N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

74	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviations

AGC	Assured Guarantee Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	American Municipal Bond Assurance Corp.

AMT	Alternative Minimum Tax (subject to)

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BARB	Building Aid Revenue Bonds

BHAC	Berkshire Hathaway Assurance Corp.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

EDA	Economic Development Authority

ERB	Education Revenue Bonds

FHA	Federal Housing Administration

GARB	General Airport Revenue Bonds

GO	General Obligation Bonds

HFA	Housing Finance Agency

IDA	Industrial Development Authority

IDB	Industrial Development Board

LRB	Lease Revenue Bonds

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PILOT	Payment in Lieu of Taxes

RB	Revenue Bonds

S/F	Single-Family

SONYMA	State of New York Mortgage Agency

GLOSSARY OF TERMS USED IN THIS REPORT	75

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MY5-7/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Muni New York Intermediate Duration Fund, Inc.	$30,396	$30,396	$0	$0	$8,900	$8,900	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels. (

e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni New York Intermediate Duration Fund, Inc.	$8,900	$8,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)

The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Henry Gabbay

Catherine A. Lynch

Karen P. Robards

(b)   Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael A. Kalinoski, CFA, Managing Director at BlackRock, and Michael Perilli, Vice President at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski and Perilli have been members of the registrant’s portfolio management team since 2017.

Portfolio Manager	Biography
Michael A. Kalinoski, CFA	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Michael Perilli	Vice President of BlackRock since 2014; Associate of BlackRock from 2008 to 2014.

(a)(2) As of July 31, 2019:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael A. Kalinoski, CFA	16	0	0	0	0	0

	$34.41 Billion	$0	$0	$0	$0	$0

Michael Perilli	20	0	0	0	0	0

	$5.38 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2019:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2019.

Portfolio Manager[1]	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael A. Kalinoski,	None

CFA
Michael Perilli	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni New York Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 4, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski

Chief Executive Officer (principal executive officer) of

BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 4, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews

Chief Financial Officer (principal financial officer) of

BlackRock Muni New York Intermediate Duration Fund, Inc.

Date: October 4, 2019